UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials



                              GENERAL MILLS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     [_]  Fee paid previously with preliminary materials:
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

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


[LOGO] GENERAL MILLS                      NOTICE OF

                                          2001 ANNUAL MEETING

                                          OF STOCKHOLDERS

                                          AND PROXY STATEMENT





                                          MEETING DATE:

                                          Monday, September 24, 2001
                                          at 11:00 a.m. (CDT)



                                          MEETING PLACE:

                                          Children's Theatre Company

                                          Minneapolis, Minnesota

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


                                                       GENERAL MILLS, INC.
                                                       P.O. Box 1113
                                                       Minneapolis, MN 55440

                                                       STEPHEN W. SANGER
                                                       Chairman of the Board and
                                                       Chief Executive Officer


[LOGO] GENERAL MILLS



August 15, 2001




Dear Stockholder:

It is my pleasure to invite you to General Mills' 2001 Annual Meeting of Stockholders. We will hold the meeting in the auditorium of the Children's Theatre Company, 2400 Third Avenue South, Minneapolis, Minnesota, on Monday, September 24, 2001, at 11:00 a.m. Central Daylight Time. During the meeting, we will discuss each item of business described in this Notice of Annual Meeting of Stockholders and Proxy Statement and give a current report on our business operations. There also will be time for questions. We expect the meeting to adjourn at about 12:15 p.m.

This booklet includes the Notice of Annual Meeting as well as Proxy Statement, which provides information about General Mills in addition to describing the business we will conduct at the meeting.

WE HOPE YOU WILL BE ABLE TO ATTEND THE ANNUAL MEETING. IF YOU NEED SPECIAL ASSISTANCE AT THE MEETING BECAUSE OF A DISABILITY, PLEASE CONTACT THE COMPANY SECRETARY AT THE ADDRESS ABOVE. WHETHER OR NOT YOU EXPECT TO ATTEND, PLEASE VOTE YOUR PROXY BY TELEPHONE IF YOU RESIDE IN THE UNITED STATES OR CANADA, OR VIA THE INTERNET (SEE THE INSTRUCTIONS ON THE PROXY CARD), OR SIGN AND MAIL THE PROXY CARD IN THE ENCLOSED ENVELOPE SO YOUR SHARES WILL BE VOTED AT THE MEETING.

Sincerely,

/s/ S. W. Sanger


                                       ii
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                                TABLE OF CONTENTS

                                                                            PAGE

Notice of 2001 Annual Meeting of Stockholders ..............................  iv

Questions and Answers about the Annual Meeting and Voting ..................   1

Proposals You Are Asked to Vote On .........................................   5

Information about Nominees for the Board of Directors ......................   7

Corporate Governance at General Mills ......................................  10

Board Committees and Their Functions .......................................  12

Director Compensation and Benefits .........................................  14

Stock Ownership of General Mills Directors and Officers ....................  15

Report of the Audit Committee ..............................................  16

Description of the General Mills, Inc. 2001 Compensation Plan for
 Non-Employee Directors ....................................................  17

Stockholder Proposal on Genetic Engineering in Food Products ...............  19

Total Return to Stockholders ...............................................  21

Report of Compensation Committee on Executive Compensation .................  22

Executive Compensation .....................................................  25

  Summary Compensation Table ...............................................  25

  Option Grants in Last Fiscal Year ........................................  26

  Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End
   Option Values ...........................................................  27

  Defined Benefit Retirement Plan ..........................................  27

  Change of Control Arrangements ...........................................  28

Other Matters ..............................................................  28

  Section 16(a): Beneficial Ownership Reporting Compliance .................  28

  Costs of Solicitation ....................................................  28

  Delivery and Viewing of Proxy Materials ..................................  28

  Annual Report ............................................................  29

Appendices:

  General Mills, Inc. Audit Committee Charter .............................. A-1

  General Mills, Inc. 2001 Compensation Plan for Non-Employee Directors .... B-1

                                                           GENERAL MILLS, INC.
                                                           P.O. Box 1113
                                                           Minneapolis, MN 55440

                                                           Siri S. Marshall
                                                           Secretary


[LOGO] GENERAL MILLS


                                    NOTICE OF
                       2001 ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 24, 2001


August 15, 2001


Dear Stockholder:

The Annual Meeting of Stockholders of General Mills, Inc., will be held on Monday, September 24, 2001, at 11:00 a.m., Central Daylight Time, in the auditorium of the Children's Theatre Company, 2400 Third Avenue South, Minneapolis, Minnesota. The purpose of the meeting is to:

1.   Elect 11 directors;

2.   Approve KPMG LLP as General Mills' independent auditors for fiscal year
     2002;

3. Adopt the General Mills, Inc., 2001 Compensation Plan for Non-Employee Directors;

4. Act on a stockholder proposal concerning genetically engineered food products, if presented; and

5.   Act on any other proper business of the meeting.

The record date for the annual meeting is July 26, 2001. If you held General Mills stock at the close of business on that date, or, on that date still held shares of Ralcorp Holdings, Inc. common stock that can be exchanged for General Mills stock as a result of the Company's 1997 acquisition of the Ralcorp branded cereal and snack businesses, you can vote at the annual meeting.

At the meeting, we also will report on General Mills' 2001 business results and other matters of interest to stockholders.

Sincerely,


/s/ Siri S. Marshall


                                       iv
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                               GENERAL MILLS, INC.
                                 PROXY STATEMENT
                     FOR 2001 ANNUAL MEETING OF STOCKHOLDERS
                           MONDAY, SEPTEMBER 24, 2001

           QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:   WHY DID I RECEIVE THIS PROXY STATEMENT?
A: Because you are a General Mills stockholder as of the record date and are entitled to vote at the 2001 Annual Meeting of Stockholders, or you own unexchanged shares of common stock of Ralcorp Holdings, Inc., the Board of Directors is soliciting your proxy to vote at the meeting.

     This Proxy Statement summarizes the information you need to know to vote at the annual meeting. You do not need to attend the annual meeting to vote your shares. We first mailed the Proxy Statement and proxy card to stockholders on or about August 15, 2001.

Q:   WHAT AM I VOTING ON?
A:   1.   The election of directors;
     2. The approval of the appointment of our independent auditors for fiscal year 2002; and
     3. The adoption and approval of the General Mills, Inc. 2001 Compensation Plan for Non-Employee Directors (the "Directors' Plan").

     THE BOARD RECOMMENDS A VOTE FOR EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS, FOR THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS FOR FISCAL YEAR 2002 AND FOR APPROVING THE DIRECTORS' PLAN.

     4. A stockholder proposal concerning genetically engineered food products, if presented.

     THE BOARD RECOMMENDS A VOTE AGAINST THE STOCKHOLDER PROPOSAL.

Q:   WHO IS ENTITLED TO VOTE?
A: Record holders of General Mills common stock at the close of business on July 26, 2001, and holders of Ralcorp Holdings, Inc. common stock eligible to be exchanged for General Mills common stock, may vote at the meeting. On July 26, 2001, 284,856,362 shares of common stock, including 16,180 shares of General Mills common stock set aside for the exchange of 56,036 shares of Ralcorp Holdings, Inc. common stock, were outstanding. The shares of common stock in the Company's treasury on that date will not be voted.

Q:   HOW DO I VOTE?
A: If you are a stockholder of record or hold stock through the General Mills VIP 401(k) Plan, you may vote using any of the following methods:

     * Via the Internet, by going to the Web address http://www.eproxy.com/gis/ and following the instructions for Internet voting on the proxy card;

     * If you reside in the United States and Canada, by dialing 1-800-240-6326 and following the instructions for telephone voting on the proxy card;

     *    By completing and mailing your proxy card; or

     *    By casting your vote in person at the meeting.

     Telephone and Internet voting facilities for stockholders of record will close at noon EDT on Sunday, September 23, 2001.

     If you return your signed proxy card or use Internet or telephone voting before the annual meeting, we will vote your shares as you direct. You have three choices on each matter to be voted upon. For the election of directors, you may vote for 1) all of the nominees, 2) none of the nominees or 3) all of the nominees except those you designate. See Item No. 1 on page 5 and Information About Nominees for the Board of Directors beginning on page 7. For the other items, you may vote (or abstain) by choosing FOR, AGAINST or ABSTAIN.

     ---------------------------------------------------------------------------
     If you do not specify on your returned proxy card or through Internet or telephone prompts how you want to vote your shares, we will vote them FOR the election of all director nominees, FOR approval of the auditors, FOR approval of the Directors' Plan and AGAINST the stockholder proposal.
     ---------------------------------------------------------------------------

     If your shares are held in a brokerage account in your broker's name ("street name"), you should follow the voting directions provided by your broker or nominee. You may complete and mail a voting instruction card to your broker or nominee or, if your broker allows, submit voting instructions by telephone or via the Internet. If you provide specific voting instructions by mail, telephone or the Internet, your broker or nominee will vote your shares as you have directed.

     Ballots will be passed out during the meeting to anyone who wants to vote in person at the meeting. If you hold your shares in street name, you must request a legal proxy from your broker to vote in person at the meeting.

Q:   WHAT IF I CHANGE MY MIND AFTER I VOTE MY SHARES?
A:   You can revoke your proxy at any time before it is voted at the meeting by:

     *    Sending written notice of revocation to the Company Secretary;

     *    Submitting a properly signed proxy with a later date;

     * Voting by telephone or via the Internet at a time following your prior telephone or Internet vote; or

     *    Voting in person at the annual meeting.

     You also may be represented by another person at the meeting by executing a proper proxy designating that person.

Q: HOW WILL MY DIVIDEND REINVESTMENT PLAN AND GENERAL MILLS VIP 401(k) PLAN SHARES BE VOTED?
A: We have added the shares of common stock held by participants in the Company's dividend reinvestment plan (including shares acquired through employee payroll deductions) to the participants' other holdings shown on their proxy cards. If a stockholder has common stock in the General Mills VIP 401(k) Plan, the proxy also serves as voting instructions to the plan trustee. The plan trustee, Boston Safe Deposit and Trust Company, will vote allocated shares of common stock for which it has not received direction, as well as shares not allocated to individual participant accounts, in the same proportion as directed shares are voted.

Q:   WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?
A: It means you have multiple accounts at the transfer agent and/or with banks or stockbrokers. Please vote all of your shares.

Q:   WHAT WILL HAPPEN IF I DO NOT VOTE MY SHARES?
A: If your shares are held in street name, your brokerage firm may vote your shares on those proposals where it has discretion to vote.

Q:   HOW MANY SHARES MUST BE PRESENT TO HOLD THE MEETING?
A: At least half of General Mills' outstanding common shares (including those shares set aside for the exchange of shares of Ralcorp Holdings, Inc. common stock) as of the record date must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. We will count your shares as present at the meeting if you:

     *    Are present and vote in person at the meeting; or

     * Have properly submitted a proxy card or voted over the telephone or the Internet on a timely basis.

Q:   HOW MANY VOTES ARE NEEDED TO APPROVE EACH ITEM?
A: The vote of a plurality of the shares of common stock present or represented and entitled to vote at the meeting is required for election as a director. This means that, since stockholders will be electing 11 directors, the 11 nominees receiving the most votes will be elected. Approvals of the appointment of the independent auditors, the Directors' Plan and the stockholder proposal each require the affirmative vote of a majority of shares entitled to vote and represented at the meeting in person or by proxy.

Q:   HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?
A: We do not know of any business to be considered at the 2001 Annual Meeting of Stockholders other than the proposals described in this Proxy Statement. If any other business is presented at the annual meeting, your signed proxy card gives authority to Stephen W. Sanger, Stephen R. Demeritt and Raymond
     G. Viault to vote on such matters in their discretion.

Q:   HOW ARE THE VOTES COUNTED?
A: You are entitled to cast one vote for each share of common stock you own. Although abstentions and proxies that withhold authority to vote on the election of directors are counted as present or represented at the meeting to determine whether there is a quorum under the Company's bylaws, they are treated as shares not voted on a specific proposal.

     If you hold your shares in street name and do not provide voting instructions to your broker, your broker will not vote your shares on any proposal on which your broker does not have discretionary authority to vote. In this situation, a broker non-vote occurs. Broker non-votes effectively reduce the number of shares needed to approve a proposal. New York Stock Exchange rules permit brokers discretionary authority to vote on Proposals 1 through 3 at the annual meeting, if they do not receive instructions from the street name holder of the shares. As a result, if you do not vote your street name shares, your broker has authority to vote on your behalf. Brokers will not have discretionary authority to vote on Proposal 4 and will not vote on Proposal 4 unless they receive instructions from the beneficial holder of shares held in street name.

     The Company has a policy of confidential voting; Wells Fargo Bank Minnesota tabulates the votes received.

Q:   WHO MAY ATTEND THE ANNUAL MEETING?
A: All General Mills stockholders as of the close of business on July 26, 2001 may attend.

Q:   WHERE DO I FIND THE VOTING RESULTS OF THE MEETING?
A: In January 2002, we expect to send each stockholder a midyear report describing the results of the meeting. We also will publish the voting results in our Form 10-Q for the second quarter of fiscal 2002, which we will file with the Securities and Exchange Commission in January 2002. You can also go to our Web site at: http://www.generalmills.com.

Q:   WHO ARE THE LARGEST STOCKHOLDERS?
A: For the quarter ended March 31, 2001, Capital Research and Management Company, 333 South Hope Street, 52nd Floor, Los Angeles, CA 90071, filed a Form 13F with the SEC indicating that it held approximately 23,438,500 shares of General Mills common stock (8.2% of the outstanding common stock). In its SEC filings, Capital Research and Management Company indicates that the shares it holds are solely for investment purposes in the ordinary course of business.

     The Company does not know of any other holder of more than 5 percent of the outstanding shares of General Mills common stock.

Q:   HOW DO I SUBMIT A STOCKHOLDER PROPOSAL?
A: If you wish to submit a proposal for inclusion in our next Proxy Statement, we must receive the proposal on or before April 20, 2002. Please address your proposal to: Company Secretary, General Mills, Inc., P.O. Box 1113, Minneapolis, MN 55440.

     Under our bylaws, if you wish to nominate a director or bring other business before the stockholders at our 2002 annual meeting without having your proposal included in our Proxy Statement:

     * You must notify the Company Secretary of General Mills in writing between May 26, 2002, and June 25, 2002.

     * Your notice must contain the specific information required in our bylaws.

     Please note that these two requirements relate only to matters you wish to bring before the stockholders at an annual meeting. They do not apply to proposals that you wish to have included in our Proxy Statement.

     If you would like a copy of our bylaws, we will send you one without charge. Please write to the Company Secretary of General Mills at the address shown above.

                       PROPOSALS YOU ARE ASKED TO VOTE ON


ITEM NO. 1
----------

ELECTION OF DIRECTORS

Eleven current directors are recommended for election to the Board of Directors at the annual meeting. Detailed information on all of these nominees is provided on pages 7 through 9. Directors are elected for a one-year term and serve until the next annual meeting where their successors are elected, or, if earlier, until their resignation or removal. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares for that other person unless you instruct us otherwise on your proxy card.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH DIRECTOR NOMINEE.

ITEM NO. 2
----------

APPROVAL OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors recommends to the Board and the Board selects and hires the independent public accountants to audit the Company's books, subject to ratification by the stockholders. The Audit Committee recommends and the Board has selected KPMG LLP to audit the Company's consolidated financial statements for the fiscal year beginning May 28, 2001. KPMG has audited the books of the Company since 1928.

INDEPENDENT AUDITOR FEES

The aggregate fees billed to the Company for fiscal year ended May 27, 2001 by KPMG LLP, the Company's principal accounting firm, are as follows:

                                                                    IN THOUSANDS
                                                                    ------------
     *  Audit Fees                                                     $  600
     *  Financial Information Systems Design and Implementation Fees   $    0
     *  All Other Fees (primarily audit and tax-related services)      $1,300

The Audit Committee has considered whether performance of services other than audit services is compatible with maintaining the independence of KPMG LLP.

Representatives of KPMG LLP will attend the annual meeting, where they will have the opportunity to make a statement and answer questions. If the stockholders were to fail to ratify the appointment of KPMG LLP, the Audit Committee would reconsider its recommendation.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS FOR FISCAL YEAR 2002.

ITEM NO. 3
----------

ADOPTION OF THE GENERAL MILLS, INC. 2001 COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

The General Mills, Inc. 2001 Compensation Plan for Non-Employee Directors ("Directors' Plan") is presented to the stockholders for their approval.

The Directors' Plan provides a compensation program to attract and retain qualified individuals not employed by the Company to serve on its Board of Directors. The Plan is intended to replace the General Mills, Inc. 1996 Compensation Plan for Non-Employee Directors, which terminates on September 30, 2001. More detailed information about the Directors' Plan can be found on pages 17 and 18.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ADOPTION OF THE GENERAL MILLS, INC. 2001 COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS.

ITEM NO. 4
----------

STOCKHOLDER PROPOSAL ON LABELING GENETICALLY ENGINEERED FOOD PRODUCTS

The Camilla Madden Charitable Trust, c/o Adrian Dominican Sisters, Joan Inman, c/o Harrington Investments, the Sisters of Mercy Regional Community of Detroit and CHRISTUS Health have proposed that the Board of Directors adopt a policy to label genetically engineered food products. More detailed information about the proposal and the Board of Directors' response to it can be found on pages 19 and 20.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE AGAINST THE PROPOSAL.

IF YOU SIGN AND RETURN THE PROXY CARD, OR USE TELEPHONE OR INTERNET VOTING, BUT DO NOT SPECIFY HOW YOU WANT TO VOTE YOUR SHARES ON ANY PARTICULAR MATTER, WE WILL VOTE YOUR SHARES FOR THE ELECTION OF EACH DIRECTOR NOMINEE, FOR THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT AUDITORS, FOR THE ADOPTION OF THE DIRECTORS' PLAN FOR NON-EMPLOYEE DIRECTORS AND AGAINST THE STOCKHOLDER PROPOSAL.

OTHER BUSINESS

We do not know of any other matters to be presented at the meeting. If any other matter is properly presented for a vote at the meeting, your shares will be voted by the holders of the proxies using their best judgment.

            INFORMATION ABOUT NOMINEES FOR THE BOARD OF DIRECTORS

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[PHOTO]  STEPHEN R. DEMERITT                                 Director since 1999
         Stephen R. Demeritt, age 57, is Vice Chairman of the Company, with responsibility for General Mills' worldwide cereal, snacks and yogurt businesses, General Mills Canada, Consumer Insights and Advertising. He has served as Vice Chairman since October 1999. Mr. Demeritt joined General Mills in 1969 and served in a variety of consumer food marketing positions. He was president of International Foods from 1991 to 1993 and from 1993 to 1999 was Chief Executive Officer of Cereal Partners Worldwide, our global cereal joint venture with Nestle.

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[PHOTO]  LIVIO D. DESIMONE                                   Director since 1989
         Livio D. DeSimone, age 65, is the retired Chairman of the Board and Chief Executive Officer, Minnesota Mining and Manufacturing Company
         (3M). Mr. DeSimone joined 3M in 1957 and served in various U.S. and international capacities. Mr. DeSimone was elected an Executive Vice President in 1981 and served as Chairman and Chief Executive Officer from 1991 until his retirement in January 2001. Mr. DeSimone is a director of Cargill Incorporated, Target Corporation, Vulcan Materials Company, Milliken & Company and American Express Funds.

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[PHOTO]  WILLIAM T. ESREY                                    Director since 1989
         William T. Esrey, age 61, is Chairman and Chief Executive Officer of Sprint Corporation, a telecommunications company. Mr. Esrey has been Chairman of Sprint since 1990 and Chief Executive Officer since 1985.
         He is a director of Sprint, Duke Energy Corp. and Exxon Mobil Corporation.

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[PHOTO]  RAYMOND V. GILMARTIN                                Director since 1998
         Raymond V. Gilmartin, age 60, has been Chairman of the Board, President and Chief Executive Officer of Merck & Company, Inc., a pharmaceutical company, since November 1994. He previously served as Chairman, President and Chief Executive Officer of Becton Dickinson and Company. Mr. Gilmartin is a director of Microsoft Corporation, the Pharmaceutical Research and Manufacturers of America, Public Service Enterprise Group, and a member of The Business Council and The Business Roundtable.

--------------------------------------------------------------------------------

[PHOTO]  JUDITH RICHARDS HOPE                                Director since 1989
         Judith Richards Hope, age 60, is a partner in the law firm of Paul, Hastings, Janofsky & Walker LLP, Los Angeles, California and Washington, DC. Ms. Hope is a director of Union Pacific Corporation, The Budd Company, and Russell Reynolds Associates. She also is Chairman of the National Housing Partnership Foundation and a director of the American Red Cross and of Harvard Medical International.

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                                                                               7

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[PHOTO]  ROBERT L. JOHNSON                                   Director since 1999
         Robert L. Johnson, age 55, is founder and Chief Executive Officer of Black Entertainment Television, a subsidiary of Viacom, Inc., which produces and distributes entertainment, news, sports, music and advertising through broadcast media, cable television and online communications. He previously held positions with the National Cable Television Association and the Corporation for Public Broadcasting. Mr. Johnson is a director of US Airways and the Hilton Hotels Corporation. He serves on the boards of the United Negro College Fund, the National Cable Television Association and the American Film Institute. Mr. Johnson also is a member of the Board of Governors for the Rock and Roll Hall of Fame and the Brookings Institution.

--------------------------------------------------------------------------------

[PHOTO]  HEIDI G. MILLER                                     Director since 1999
         Heidi G. Miller, age 48, is Vice Chairman, Marsh, Inc, a risk advice and insurance brokerage subsidiary of Marsh & McLennan Companies, Inc. Ms. Miller joined the company in January 2001. From March 2000 to November 2000, she was Senior Vice President and Chief Financial Officer of priceline.com. Prior to March 2000, Ms. Miller was Executive Vice President and Chief Financial Officer of Citigroup Inc., which was formed through the merger of Citibank and Travelers Group. She joined Travelers Group in 1992 as Vice President of Planning and Analysis and Assistant to the President and was promoted to Executive Vice President and Chief Financial Officer in 1995. Ms. Miller is a trustee of Princeton University and is a director of Merck & Company, Inc., Mead & Co., Bank One Corporation and the NYU School of Medicine Foundation.

--------------------------------------------------------------------------------

[PHOTO]  STEPHEN W. SANGER                                   Director since 1992
         Stephen W. Sanger, age 55, has been Chairman and Chief Executive Officer of General Mills since 1995. Mr. Sanger joined the Company in 1974 and served as the head of several business units, including Yoplait USA and Big G. He was elected a Senior Vice President in 1989, an Executive Vice President in 1991, Vice Chairman in 1992 and President in 1993. He is a director of Target Corporation and Donaldson Company, Inc.

--------------------------------------------------------------------------------

[PHOTO]  A. MICHAEL SPENCE                                   Director since 1992
         Dr. A. Michael Spence, age 57, is a professor emeritus at the Graduate School of Business at Stanford University and served as its Dean from 1990 to August 1999. Dr. Spence served on the faculty at Harvard University in both the Business School and the Faculty of Arts and Sciences as professor of economics and business administration from 1975 to 1990. From 1984 to 1990, he served as the Dean of the Faculty of Arts and Sciences at Harvard. He is a director of Nike, Inc., Siebel Systems, Inc., Torstar, Exult, Inc., and Blue Martini Software, Inc. Dr. Spence is a Fellow of the Econometric Society and the American Academy of Arts and Sciences and is former Chairman of the National Research Council Board on Science, Technology and Economic Policy.

--------------------------------------------------------------------------------

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[PHOTO]  DOROTHY A. TERRELL                                  Director since 1994
         Dorothy A. Terrell, age 56, is Senior Vice President, Worldwide Sales, and President, Services Group, of NMS Communications, a producer of hardware and software component products for telecommunications applications. Ms. Terrell joined the company in 1998. She previously served in various executive management capacities at Sun Microsystems, Inc. from 1991 to 1997 and Digital Equipment Corporation from 1976 to 1991. Ms. Terrell is a director of Sears Roebuck and Company and Herman Miller, Inc., and is on the board of the National Housing Partnership Foundation.

--------------------------------------------------------------------------------

[PHOTO]  RAYMOND G. VIAULT                                   Director since 1996
         Raymond G. Viault, age 57, is Vice Chairman of the Company with responsibility for Betty Crocker Meals, General Mills Baking Products and Foodservice. Mr. Viault is also responsible for leading General Mills' integration effort in connection with the Pillsbury acquisition. Mr. Viault joined the Company as Vice Chairman in 1996 from Philip Morris, where he had been based in Zurich, Switzerland, serving since 1990 as President of Kraft Jacobs Suchard. Mr. Viault was with Kraft General Foods a total of 20 years, serving in a variety of major marketing and general management positions. Mr. Viault serves on the Board of Overseers for the Columbia Graduate School of Business, the board of trustees for Lawrenceville School and the board of directors of TechnoServe and The United Way of Minneapolis.

--------------------------------------------------------------------------------

                      CORPORATE GOVERNANCE AT GENERAL MILLS

General Mills has a long-standing commitment to good corporate governance practices. These practices provide an important framework within which the Board and management can pursue the strategic objectives of the Company and ensure its long-term vitality for the benefit of stockholders. Our corporate governance principles and practices described below have evolved over many years, and they will continue to be changed and supplemented as appropriate. Their unchanging, fundamental premise, however, is the independent nature of the Board and its overarching responsibility to the Company's stockholders.

BOARD COMPOSITION AND INDEPENDENCE

* The Board believes that a substantial majority of its members should be independent, non-employee directors. Currently, 8 out of 11 directors are independent outsiders.

* All Board committees except the Executive Committee are composed entirely of independent, non-employee directors.

     - Committee and committee chair assignments are reviewed regularly, and assignments are rotated to ensure that each committee has an appropriate mix of tenure and experience.

*    All directors are elected annually.

* Overall Board composition guidelines require a breadth of experience from a variety of industries and from professional disciplines such as finance, academia, law and government, along with a diversity of gender, ethnicity, age and geographic location. Final approval of director nominees is determined by the full Board, based on recommendation of the Nominating Committee.

* Well-defined selection criteria for individual directors stress independence, integrity, experience and sound judgment in areas relevant to the Company's businesses, a proven record of accomplishment, willingness to speak one's mind and commit sufficient time to the Board, and the ability to challenge and stimulate management.

* To ensure an appropriate balance between new perspectives and experienced directors:

     - Non-employee directors serve no more than 15 years and retire at age 70, or up to five years following normal retirement from their principal organization, whichever first occurs.

     - Non-employee directors are expected to offer their resignation whenever their principal employment or affiliation changes after joining the Board, and the Nominating Committee then decides whether the director should continue to serve.

BOARD PERFORMANCE AND OPERATIONS

* Board meetings and background materials sent to directors focus on the Company's key strategic, leadership and performance issues.

     - Each year, the Board has formal reviews and discussions of the Company's annual and longer-term strategic plans and the Company's management development and succession plans.

     - Focused discussions of individual businesses and key issues are held throughout the year, and extended off-site sessions are held periodically for in-depth reviews of key strategic themes. The Board also regularly reviews the Company's performance compared to its competitive peer companies.

     - Committee responsibilities are detailed in their charters, and reports of committee meetings are given to the full Board, which acts on their recommendations, as appropriate.

* The agenda and content of Board and committee meetings are developed through discussions between management and Board members.

* Executive sessions are held at each Board meeting, and at least once a year, outside directors meet formally without the Chief Executive Officer and other management directors. This session is led by the Chair of the Compensation Committee and includes the CEO's annual performance and compensation review and his performance objectives for the next fiscal year. Additional meetings of non-employee directors may be held from time to time, as appropriate.

* The Nominating Committee has responsibility for corporate governance and Board organization and procedures. A formal evaluation of these areas is conducted regularly, with a written evaluation from each Board member to enhance Board effectiveness. Recommended changes are considered by the full Board.

ALIGNMENT WITH STOCKHOLDER INTERESTS

* Each director is expected to represent the interests of all stockholders, and not those of any particular stockholder or any single interest group.

* A substantial portion of director compensation is linked to the Company's stock performance, and directors can elect to receive their entire Board remuneration in stock and stock-related compensation. Directors are expected to keep all of the net shares they receive as compensation until they own shares equal in market value to at least five times their annual cash retainer.

* The Board supports and oversees employee compensation programs that are closely linked to business performance and emphasize equity ownership, including stock ownership targets, for key management employees. For more details, see the Compensation Committee Report on pages 22 through 24.

* Senior management meets regularly with major institutional investors and stockholders, and reports to the Board on analyst and stockholder views of the Company.

                      BOARD COMMITTEES AND THEIR FUNCTIONS

--------------------------------------------------------------------------------

AUDIT COMMITTEE

Members:   Five non-employee directors:
           A. Michael Spence (Chair), Livio D. DeSimone, Raymond V. Gilmartin, Robert L. Johnson, Dorothy A. Terrell. Each member is an independent director as defined by New York Stock Exchange listing standards.
Number of Meetings in fiscal year 2001:  Three
Functions: *   Oversees integrity, adequacy and effectiveness of internal controls, audits, compliance program and financial reporting process
           *   Assesses and ensures the independence and evaluates the
               performance of the independent auditors, and recommends independent auditors for the annual audit, subject to Board appointment and stockholder approval
           *   Meets separately without management present and with the
               independent auditors to consult with the auditors and review the scope of their audit
           *   Reviews the Company's annual risk assessment process and policy compliance
           *   Reviews and approves the Company's annual audited financial statements before issuance, subject to Board of Directors' approval
Charter: A copy of the Audit Committee charter may be found in Appendix A to this Proxy Statement.

--------------------------------------------------------------------------------

COMPENSATION COMMITTEE

Members:   Five non-employee directors:
           Livio D. DeSimone (Chair), William T. Esrey, Raymond V. Gilmartin, Heidi G. Miller, A. Michael Spence
Number of Meetings in fiscal year 2001:  Two
Functions: *   Reviews compensation policies of the Company to ensure they provide appropriate motivation for corporate performance and increased stockholder value; determines compensation policy for executives
           *   Conducts performance review of the chairman; recommends
               compensation of the Board members, including the chairman and the management members of the Board, and approves compensation and stock grants to other senior executives

--------------------------------------------------------------------------------

EXECUTIVE COMMITTEE

Members:   Seven directors:
           Stephen W. Sanger (Chair), Stephen R. Demeritt, Livio D. DeSimone, William T. Esrey, Judith Richards Hope, A. Michael Spence, Raymond G. Viault
Number of Meetings in fiscal year 2001:  None
Functions: *   May take all action that could be taken by full Board, other than those for which Delaware law requires full Board action
           *   May meet between regular Board meetings to take action necessary for the Company to operate efficiently

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCE COMMITTEE

Members:   Four non-employee directors:
           William T. Esrey (Chair), Judith Richards Hope, Heidi G. Miller, Dorothy A. Terrell
Number of Meetings in fiscal year 2001:  One
Functions: *   Reviews financial policies and performance objectives, including dividend policy
           *   Reviews changes in the Company's capital structure, including debt issuances, common stock sales, repurchases and stock splits

--------------------------------------------------------------------------------

NOMINATING COMMITTEE

Members:   Five non-employee directors:
           Raymond V. Gilmartin (Chair), William T. Esrey, Judith Richards Hope, Robert L. Johnson, A. Michael Spence
Number of Meetings in fiscal year 2001:  None
Functions: *   Recommends candidates for election to the Board
           *   Develops policy on composition, participation and size of Board as well as tenure and retirement of directors
           *   Recommends changes in the organization and procedures of the board, including corporate governance

The Nominating Committee will consider director candidates proposed by stockholders. Candidates must be highly qualified and exhibit both willingness and interest in serving on the Board. Candidates should represent the interests of all stockholders and not those of a special interest group. A stockholder wishing to nominate a candidate should forward the candidate's name and a detailed background of the candidate's qualifications to the Secretary of the Company, taking into consideration the criteria for new directors as described on page 10.

--------------------------------------------------------------------------------

PUBLIC RESPONSIBILITY COMMITTEE

Members:   Five non-employee directors:
           Judith Richards Hope (Chair), Livio D. DeSimone, Robert L. Johnson, Heidi G. Miller, Dorothy A. Terrell
Number of Meetings in fiscal year 2001:  None
Functions: *   Reviews public policy and social trends affecting the Company
           *   Monitors the Company's corporate citizenship activities
           *   Evaluates Company policies to ensure they meet ethical
               obligations to employees, consumers and society

--------------------------------------------------------------------------------

During the fiscal year ended May 27, 2001, the Board of Directors met seven times, including a special meeting, and various committees of the Board met a total of six times. Director attendance at all Board and committee meetings averaged 90 percent. Ms. Terrell attended 64 percent of all Board and committee meetings. Her absences were due to business conflicts.

                       DIRECTOR COMPENSATION AND BENEFITS

General Mills structures director compensation to attract and retain qualified non-employee directors and to further align the interests of directors with the interests of stockholders by linking a portion of their compensation to stock performance. Employee directors do not receive additional compensation for serving on the Board. If they choose, non-employee directors can receive the entire amount of their Board remuneration in stock and stock-related compensation. Directors are expected to keep all of the net shares they receive as Board compensation until they own shares equal in market value to at least five times their annual cash retainer. The Company does not have a retirement plan for its non-employee directors.

NEW COMPENSATION PLAN. The current compensation plan for non-employee directors expires on September 30, 2001. Stockholders are being asked to adopt the 2001 Compensation Plan for Non-Employee Directors as a replacement for the current plan. Under the 2001 Plan, there is no change in the type of awards, amount of compensation or number of shares granted to non-employee directors. (See pages 17 and 18 for more detailed information).

ANNUAL RETAINER. In fiscal 2001, non-employee directors each received an annual retainer of $50,000. The Company does not pay separate fees for meeting attendance or chairmanships.

Directors can elect to have annual retainer amounts paid quarterly in cash or Company common stock of equal value, or they can defer payment until a later date. If payment is deferred, the deferred amount earns interest based on the directors' selection from a group of funds offered to employees participating in the Company's deferred compensation plan. One of these funds tracks the return on the Company's common stock.

In fiscal 2001, L. D. DeSimone elected to receive all of his annual retainer in common stock; W. T. Esrey, J. R. Hope, R. L. Johnson and D. A. Terrell received cash payments; H. G. Miller, and A. M. Spence deferred cash payments; and R. V. Gilmartin received 50 percent in common stock and 50 percent in cash.

STOCK UNITS. Each year they are elected to the Board, non-employee directors receive 1,000 stock units. Stock units vest at the next annual stockholders' meeting, and receipt of shares of common stock upon vesting can be deferred until a later date. Stock units earn amounts equal to the dividend payments on the Company's common stock. These amounts can be reinvested or paid to the director.

STOCK OPTIONS. Non-employee directors also receive options to purchase 10,000 shares of Company common stock each time they are elected to the Board. The per-share price the director pays at exercise is the market price of the common stock on the date of the grant. The option becomes exercisable at the next annual meeting and expires 10 years after grant.

OTHER BENEFITS. The Company also has a planned gift program for non-employee directors that is funded by Company-paid life insurance policies on all directors. Upon the death of a director, the Company donates $1 million to a qualifying charity recommended by the director. The Company is then reimbursed by life insurance proceeds. The cost of the program is not material to the Company, and individual directors derive no financial benefit from the program since the Company receives the entire charitable deduction. The Company also pays the premiums on directors' and officers' liability and travel accident insurance policies covering the directors.

                        STOCK OWNERSHIP OF GENERAL MILLS
                             DIRECTORS AND OFFICERS

The following table shows how much General Mills common stock was owned by each nominee, director and those executive officers named in the Summary Compensation Table on June 29, 2001. No nominee, director or executive officer owns more than
 .75 percent of the total outstanding shares (including exercisable options). All directors and executive officers as a group own 2.61 percent of the total outstanding shares (including exercisable options).

                                            DEFERRED STOCK                    EXERCISABLE
                  NAME          SHARES (a)    UNITS (b)      TOTAL SHARES     OPTIONS (c)
         ---------------------------------------------------------------------------------
          S. R. Demeritt (d)      87,017        69,310          156,327         443,302
         ---------------------------------------------------------------------------------
          L. D. DeSimone          36,077            --           36,077          25,000
         ---------------------------------------------------------------------------------
          W. T. Esrey             20,770            --           20,770          25,000
         ---------------------------------------------------------------------------------
          R. V. Gilmartin          8,210            --            8,210          20,000
         ---------------------------------------------------------------------------------
          J. R. Hope              18,980            --           18,980          25,000
         ---------------------------------------------------------------------------------
          R. L. Johnson            3,072            --            3,072          15,000
         ---------------------------------------------------------------------------------
          J. A. Lawrence          55,805            --           55,805          30,750
         ---------------------------------------------------------------------------------
          S. S. Marshall          59,154         1,636           60,790         219,382
         ---------------------------------------------------------------------------------
          H. G. Miller             2,272            --            2,272          10,000
         ---------------------------------------------------------------------------------
          S. W. Sanger            98,444       199,359          297,803       2,055,464
         ---------------------------------------------------------------------------------
          A. M. Spence            12,088            --           12,088          31,076
         ---------------------------------------------------------------------------------
          D. A. Terrell            8,184            --            8,184          31,076
         ---------------------------------------------------------------------------------
          R. G. Viault            38,256         4,980           43,236         385,750
         ---------------------------------------------------------------------------------
          All directors and executive
           officers as a group                                1,628,563 (e)   6,579,690
         ---------------------------------------------------------------------------------

--------------------------
(a) Amounts in this column include restricted stock and restricted stock units as well as shares allocated to participant accounts under the Company VIP 401(k).

(b) Amounts reflect the deferral of common stock resulting from either a stock-for-stock exercise of a stock option or vesting of restricted units and any reinvestment of dividend equivalents. These units will be paid out in common stock. Amounts for Mr. Viault also include share equivalents held in a deferred compensation account tracking the value of the Company's common stock, payable in cash.

(c) These amounts include options that become exercisable within 60 days of June 29, 2001.

(d) Included in the shares for Mr. Demeritt are 1,840 shares owned by his spouse, in which he disclaims any beneficial interest.

(e)  Amount includes 538,511 deferred stock units, payable in stock or cash.

                          REPORT OF THE AUDIT COMMITTEE

The following is the report of the Audit Committee with respect to the Company's audited financial statements for fiscal year ended May 27, 2001.

The Committee has reviewed and discussed the Company's audited financial statements with management. The Committee is satisfied that the internal control system is adequate and that the Company employs appropriate accounting and auditing procedures.

The Committee has also discussed with KPMG LLP, the Company's independent auditors, matters relating to the auditors' judgments about the quality, as well as the acceptability, of the Company's accounting principles, as applied in its financial reporting as required by Statement of Auditing Standards No. 61, Communications with Audit Committees. In addition, the Committee has discussed with KPMG their independence from management and the Company, as well as the matters in the written disclosures received from its independent auditors and required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

Based on the Committee's review and discussions referred to above, the Committee recommended to the Company's Board of Directors that its audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended May 27, 2001 for filing with the Securities and Exchange Commission.

SUBMITTED BY THE AUDIT COMMITTEE:

     A. Michael Spence, Chair
     Livio D. DeSimone
     Raymond V. Gilmartin
     Robert L. Johnson
     Dorothy A. Terrell

                     DESCRIPTION OF THE GENERAL MILLS, INC.
                             2001 COMPENSATION PLAN
                           FOR NON-EMPLOYEE DIRECTORS


INTRODUCTION

Item No. 3 (see page 5 ) asks the stockholders to consider and approve a proposal to adopt the 2001 Compensation Plan for Non-Employee Directors (the "Directors' Plan"). The Directors' Plan provides non-employee directors of the Company with a compensation program that will attract and retain qualified individuals not employed by the Company to serve on the Board of Directors and it further aligns the interests of non-employee directors with those of stockholders by providing that a portion of their compensation be linked directly to increases in stockholder value through issuance of stock options and stock units that are payable in General Mills common stock.

On June 25, 2001, the Board of Directors approved the Directors' Plan and recommended it for stockholder approval. Upon approval by the stockholders, the Directors' Plan will replace the 1996 Compensation Plan for Non-Employee Directors, which was previously approved by stockholders on September 30, 1996 and terminates on September 30, 2001. The effective date of the Directors' Plan will be September 24, 2001, and it will terminate on September 30, 2006. Awards under the 1996 Plan during fiscal 2001 to non-employee directors are included in the Stock Ownership table on page 15.

Under the Directors' Plan, there is no change from the former plan in the type of awards, amount of compensation or number of shares granted to non-employee directors.

MATERIAL FEATURES OF THE DIRECTORS' PLAN

A summary of the major features of the Directors' Plan that follows is subject to the full Plan text contained in Appendix B to this Proxy Statement.

PARTICIPATION. Participation in the Directors' Plan is limited to members of the Board of Directors who are not employees of the Company or any of its subsidiaries.

AUTHORIZED SHARES. Seven hundred thousand shares of the Company's common stock are authorized to be issued under the Directors' Plan. All stock awards will be subject to adjustment for corporate transactions that may cause a dilution or enlargement of the rights of non-employee directors under the Plan.

ANNUAL RETAINER. Each non-employee director will receive compensation in the form of an annual retainer for serving on the Board. Each non-employee director may elect to receive all or a portion of this amount in the form of cash, deferred cash and/or common stock.

STOCK OPTIONS. Each non-employee director will be granted a non-qualified option to purchase 10,000 shares of common stock on the effective date of the Director's Plan (or, on the date a non-employer director is first elected after the effective date of the Directors' Plan) and on each successive annual stockholders' meeting date. The per share price paid by the non-employee director at the time an option is exercised shall equal the mean of the high and low price of the common stock on the New York Stock Exchange on the date of grant. Each option will vest and become exercisable on the next annual meeting date and will expire ten years from the date of grant. Payment of the exercise price may be made in cash, common stock or a combination thereof.

STOCK UNITS. On the effective date of the Directors' Plan (or, on the date a non-employer director is first elected after the effective date of the Directors' Plan) and on the close of business on each successive annual stockholders' meeting date, each non-employee director shall receive an award of 1,000 restricted stock units, each representing the right to receive General Mills common stock ("stock units"). Stock units may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until the annual stockholders' meeting date following the date of award. Each non-employee director may elect to have an award distributed in a single amount or in substantially equal installments over a period not to exceed ten years. Each non-employee director will receive on the distribution date or dates elected, one share of common stock for each stock unit awarded. On a quarterly basis, the Company will pay to each non-employee director holding a stock unit an amount equal to the dividends and other distributions paid by the Company during the prior quarter on an equivalent number of shares of common stock. Dividend equivalents payable on stock units may be reinvested in stock units or paid out at the election of a non-employee director.

TERMINATION, RETIREMENT AND DEATH. Stock units will be forfeited to the Company if the non-employee director terminates service on the Board prior to vesting at the next annual meeting date. If a non-employee director dies prior to the vesting of stock units at the next annual meeting date, he or she shall vest in a proportionate number of stock units, based on the full months of Board service completed from the date of grant to the date of his or her death.

U.S. FEDERAL INCOME TAX CONSIDERATIONS.

     STOCK OPTIONS. Stock options granted under the Directors' Plan will be non-qualified options under Section 83 of the Internal Revenue Code of 1986, as amended. The grant of options will not result in taxable income to the non-employee director or a tax deduction for the Company. The exercise of an option will result in taxable ordinary income to the non-employee director and a corresponding deduction to the Company, equal to the difference between the fair market value of the shares on the date the option was granted and its fair market value on the date the option was exercised.

     STOCK UNITS. Stock units granted under the Directors' Plan represent a right to receive corresponding shares of the Company's common stock. The grant of stock units will not result in taxable income to the non-employee director or a tax deduction for the Company. At the time stock units vest and are converted into a corresponding number of shares of the Company's common stock, a non-employee director will recognize taxable ordinary income and the Company will receive a corresponding deduction, equal to the fair market value of the shares on the date such common stock is distributed.

     Non-employee directors are responsible for the payment of all federal, state and local taxes, including those of any jurisdiction outside the United States, in respect of awards under the Plan.

CHANGE OF CONTROL. In the event of a change of control of the Company, stock options and stock units granted under the Directors' Plan will immediately vest, stock options will become exercisable, and common stock and dividend equivalents to be issued in respect of stock units will be immediately distributed. In addition, a trust has been established to hold Company assets as a reserve for the discharge of certain Company obligations under the Directors' Plan in the event of a change of control.

ADMINISTRATION. The Compensation Committee of the Board of Directors (the "Committee") will administer the Directors' Plan. The Committee is entirely composed of non-employee directors who are intended to qualify as "non-employee" directors as defined under Rule 16b-3 of the Securities and Exchange Act of 1934. The Committee will have full power to interpret the Plan, formulate additional details and regulations for carrying out the Plan and full discretion to amend or modify the Plan as it deems proper and in the best interests of the Company, provided that after a change of control no amendment, modification of or action to terminate the Directors' Plan may be made that would affect compensation earned or accrued prior to such event without the written consent of a majority of non-employee directors determined as of the day before a change of control.

     THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE GENERAL MILLS, INC. 2001 COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS AND YOUR PROXY WILL BE SO VOTED UNLESS OTHERWISE SPECIFIED.

                         STOCKHOLDER PROPOSAL ON GENETIC
                          ENGINEERING IN FOOD PRODUCTS

Item No. 4 (see page 6) asks the stockholders to consider a proposal of the Camilla Madden Charitable Trust, c/o Adrian Dominican Sisters, 1257 East Siena Heights Drive, Adrian, MI 49221-1793, owners of 62,400 shares, Joan Inman, c/o Harrington Investments, 1001 Second Street, Suite 325, Napa, CA 94559, owner of 600 shares, CHRISTUS Health, 2600 North Loop West, Houston, TX 77092, owners of 2,500 shares and Sisters of Mercy Regional Community of Detroit, 29000 Eleven Mile Road, Farmington Hills, MI 48336, owners of 3,000 shares, who have notified the Company in writing that they intend to present the following resolution at the annual meeting.

"RESOLVED: Shareholders request that unless long-term safety testing demonstrates that genetically engineered (GE) crops, organisms, or products thereof are not harmful to humans, animals, and the environment; the Board of Directors adopt a policy to identify and label (where feasible) all food products manufactured or sold by the company [under the company's brand names or private labels] that may contain GE ingredients, and report to shareholders by August 2002.

                              SUPPORTING STATEMENT

International markets for genetically engineered (GE) foods are threatened by extensive resistance:

     * Many of Europe's larger food retailers have committed to removing GE ingredients from their store-brand products, as have some U.S. retailers;
     * In the UK, three fast-food giants -- McDonald's, Burger King, and KFC -- are eliminating GE soy and corn ingredients from their menus;
     * McCain Foods of Canada announced it would no longer accept genetically engineered Bt potatoes for their brand-name products (11/99);
     * Gerber Products Co. announced in July 1999 that it would not allow GE corn or soybeans in any of their baby foods;
     * Frito Lay, a division of Pepsico, asked farmers that supply corn for Frito Lay chips to provide only non-genetically engineered corn (1/2000);
     * Since fall of 2000, hundreds of millions have been spent by food companies in recalling food containing GE corn not approved for human consumption;
     * Once in effect, the Biosafety Protocol, approved by representatives of more than 130 countries (1/2000), will require that genetically engineered organisms (GEOs) intended for food, feed and processing must be labeled "may contain" GEOs, and countries can decide whether to import those commodities based on a scientific risk assessment.

There is scientific concern that genetically engineered agricultural products may be harmful to humans, animals, or the environment:

     * Some GE crops have been engineered to have higher levels of toxins, such as Bacillus thuringiensis (Bt), to make them insect-resistant;
     * Research has shown that Bt crops are building up Bt toxins in the soil, thereby disturbing soil ecology and impacting beneficial organisms and insects (12/1999, 5/2000);
     * The National Academy of Sciences report, Genetically Modified Pest-Protected Plants, recommends development of improved methods for identifying potential allergens in genetically engineered pest-protected plants. The report found the potential for gaps in regulatory coverage (4/2000);
     * Uncertainty about the ecological risks of genetically engineered crops persists. (Science 12/15/2000);

In the U.S., a long tradition of citizens' "right to know" is expressed in laws requiring nutritional labeling of foods:

     * Focus groups conducted by the Food and Drug Administration in spring 2000 indicated strong public support for mandatory labeling;
     * Over a dozen polls in the U.S. show that about 70-94% of people surveyed want GE food to be labeled as such;
     * GE crops may incorporate genes from animal species. Individuals wishing to avoid them for religious or ethical reasons cannot unless they are labeled;

     * The European Union and Japan require labeling of GE foods, and labeling has been proposed by governmental authorities in New Zealand, South Korea and Australia."

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE AGAINST THE PROPOSAL ON LABELING GENETICALLY ENGINEERED FOOD PRODUCTS FOR THE FOLLOWING REASONS:

Modern biotechnology holds much promise for society, for consumers and for the world. It is already being used in agriculture to reduce the use of chemical pesticides and for low-impact, low-tillage farming. It is viewed by organizations dedicated to alleviating Third World food and nutrition deficits, such as the Rockefeller Foundation and the Food and Agricultural Organization of the United Nations, as an important tool in meeting the world's food needs. And it has the clear potential to foster the development of food products that confer additional health and nutrition benefits on consumers.

It is a fundamental commitment of General Mills that every food product we make and sell is safe for human consumption. The U.S. Food and Drug Administration, the Department of Agriculture and the Environmental Protection Agency have each determined that food containing ingredients improved through modern biotechnology is safe and is no different in any meaningful way from other foods. The National Academy of Science has reached the same conclusion on three occasions, and so have the national academies of several other countries and the American Medical Association. The science supporting the safety of these foods is overwhelming. In fact, many scientists feel these foods are safer than new conventionally bred varieties.

The proposal asks the Company to 'identify and label (where feasible) all products manufactured or sold by General Mills under the company's brand names or private labels that may contain genetically engineered ingredients.' It should be noted that the FDA already requires labeling of products containing genetically engineered ingredients whenever such ingredients change the nutritional composition of the product or are allergenic. Based on public meetings and comments received, in January 2001, the FDA issued proposed voluntary guidelines, which continue to add clarity to the FDA's labeling requirements already in place for products of modern biotechnology. We support these labeling policies. We also support the FDA's move to make mandatory its review of all bioengineered ingredients. And we support the agency's initiatives to resolve issues uniformly and take whatever steps are necessary to continue to assure that any new food technology is safe for consumers and the environment based on a comprehensive, balanced evaluation and sound science.

It is worth noting that the FDA is concerned that special labeling for foods containing ingredients improved through modern biotechnology may be misleading to consumers because many would interpret such a label as a warning when, in fact, there is no scientific basis to suggest that such foods are in any meaningful way different from their non-biotech counterparts. There is also the practical difficulty of successfully segregating biotech from non-biotech crops in North America. Instituting such a system would be very costly and result in higher prices to consumers for no apparent benefit.

                          TOTAL RETURN TO STOCKHOLDERS

This line graph and table compare the cumulative total stockholder return for holders of General Mills common stock with the cumulative total return of the Standard & Poor's 500 Stock Index and the Standard & Poor's Food Index for the last five-year period. The graph and table assume the investment of $100 in each of General Mills' common stock and the specified indexes at the beginning of the applicable period, and assume the reinvestment of all dividends.


                              [PLOT POINTS CHART]


               MAY 96    MAY 97    MAY 98    MAY 99    MAY 00    MAY 01
               ------    ------    ------    ------    ------    ------
GENERAL MILLS   100       114       125       152       159       169
S & P Food      100       132       176       156       144       161
S & P 500       100       128       167       202       216       203

           REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

THE COMMITTEE'S RESPONSIBILITIES

The Compensation Committee of the Board (the "Committee") is responsible for setting and administering the policies that govern executive compensation. The Committee is composed entirely of independent, non-employee directors. Reports of the Committee's actions and recommendations are presented to the full Board.

The purpose of this report is to summarize the philosophical principles, specific program elements and other factors considered by the Committee in making decisions about executive compensation.

COMPENSATION PHILOSOPHY

The Committee bases its compensation decisions on the following core principles:

* Pay is performance-based. Base salaries at General Mills are generally lower than those at comparable companies in the food and consumer products business sector, but they are coupled with an incentive system that pays more with good performance and less for below-par performance.

* Stock ownership is emphasized. The Committee believes that broad and deep employee stock ownership effectively aligns the interests of employees with those of stockholders and provides a strong motivation to build stockholder value. The Committee has established specific stock ownership objectives for key management employees and has created programs that encourage all employees to have an ownership interest in the Company.

* Compensation opportunities must be competitive to attract and retain talented employees. Each year, the Committee evaluates Company performance, actual compensation and share ownership, and compares them with data for peer food and consumer product companies as well as a broader group of leading industrial companies.

PROGRAM ELEMENTS

General Mills' executive compensation program comprises base salary, annual incentive and long-term incentive compensation.

BASE SALARY. Base salaries for officers are generally lower than at comparable companies due to our emphasis on performance-oriented incentive compensation and because historically many of our executives received stock options in lieu of salary increases under the Salary Replacement Stock Option Plan (described on page 23). All salaried employees, including executives, are eligible for an annual merit increase to their base salary based primarily on performance of their job responsibilities and accomplishment of predetermined performance objectives.

ANNUAL INCENTIVE. General Mills provides executives with an annual opportunity to earn cash incentive awards through the Executive Incentive Plan (EIP). Under the EIP, fiscal 2001 incentive amounts were determined by the Committee at the end of the year based upon corporate, business unit and individual performance. For each of the five most highly compensated officers, including the CEO, this incentive amount was limited to a maximum amount established under the EIP, and was adjusted downward from the maximum by the Compensation Committee according to a schedule determined by the Committee at the start of the year.

In fiscal 2001, the schedule determining the corporate performance rating was weighted 75 percent to the Company's earnings-per-share performance and 25 percent to key strategic growth and earnings quality objectives. Earnings quality measurements included volume, productivity improvements, economic profit and international earnings contribution. Strategic growth measurements were tied to progress against key longer-term growth initiatives.

Based on the Company's fiscal 2001 earnings per share, earnings quality and progress toward its strategic growth goals, including acquisitions, the Committee determined that the corporate performance rating for fiscal 2001 should be 1.70.

Business unit ratings also were based 75 percent on financial performance and 25 percent on the quality of this financial performance and progress against strategic growth priorities. Unit financial performance was measured by earnings before interest and taxes, volume, productivity improvements and/or cost-per-case targets.

Individual performance ratings were based upon each executive's achievement of specific annual financial objectives as well as other factors like the quality of the strategic plan, progress in organizational and management development, and diversity.

For senior officers, cash incentive awards were determined by multiplying fiscal year base salary by a base incentive rate (a percentage of salary that increases with the level of responsibility), the individual performance rating and the corporate performance rating. For officers in operating units, the corporate rating was weighted with a business unit rating. The scale for corporate and business unit ratings ranged from 0 to 1.80, with superior performance resulting in ratings of 1.50 or higher. The scale for individual ratings ranged from 0 to
1.50. Executives were permitted to defer receipt of cash incentive awards earned under the EIP to a subsequent date.

Under the EIP, in fiscal 2001 executives also were eligible to receive a supplemental restricted stock matching award equal to 30 percent of the cash EIP award. This award can be adjusted up or down by up to 25 percent of the award according to a schedule based on the corporate rating. To receive this award, the executive must place on deposit with the Company personally owned shares equal in number to the number of shares awarded as restricted stock. The restricted stock vests after four years, provided the owned shares remain on deposit with the Company for the entire four-year period. Restricted shares granted under the EIP are included in the Summary Compensation Table on page 25 under the Restricted Stock Award(s) column.

LONG-TERM INCENTIVE. General Mills provides executives with a long-term incentive compensation opportunity through the 1998 Senior Management Stock Plan. Each December, stock options are granted to officers and other selected employees based upon their level of responsibility, ability to impact results and individual performance. The size of regular stock option grants to the executive officers, including the Chief Executive Officer, is periodically reviewed against option grants made by other large food and consumer products companies to their CEO and other senior executives. Our targeted level of stock option grants ranks above the median range of option grants made by the comparative organizations.

The table on page 26 summarizes the options granted in fiscal 2001 to all employees and to the five named officers.

Also, we have periodically provided special stock option grants to all employees not receiving regular stock option grants. General Mills made such grants to eligible employees in fiscal years 1994, 1996 and 2000. These broad-based option awards are designed to expand employee stock ownership and provide further motivation throughout the Company to achieve corporate performance objectives. In special circumstances, we make limited special grants of restricted stock to certain key employees.

STOCK OWNERSHIP GRANTS. We also have used two additional programs to encourage share ownership: deposit stock options and salary replacement stock options.

The deposit stock option program, introduced in 1987, offered executives a supplemental stock option opportunity equal to their most recent incentive award divided by the current stock price. To receive this grant, the executive placed on deposit with the Company one share of owned stock for every two option shares granted and left the shares on deposit for four years. A total of 334 employees participated in this program in fiscal 2001, which was the last year of the program.

The Salary Replacement Stock Option Plan gives executives and selected employees the choice of exchanging their merit-related base salary increase for a supplemental stock option grant. The size of the option grant is determined by calculating the estimated present value of the foregone salary increase (including pay-related compensation and benefits, such as annual incentive, savings plan match and pension accrual) and dividing it by the estimated present value of a stock option, assuming an 8 percent annual growth rate in the common stock price. A total of 1,190 employees participated in this program in fiscal 2001; the table on page 26 includes stock options granted under this program to the five named officers. We expect to discontinue this program after fiscal 2002.

CEO COMPENSATION AND PERFORMANCE

The compensation of the Company's Chief Executive Officer for fiscal 2001 consisted of base salary, annual incentive and stock options. The Committee determined the level for each of these elements using methods consistent with those used for other senior executives. When determining the CEO's merit increase to base salary, individual incentive award and annual stock option grant, the Committee evaluates his performance and reports on that evaluation to the independent directors of the Board.

In determining Mr. Sanger's 2001 incentive amount, the Committee's analysis began with the corporate performance rating used to determine the annual incentive of other executive officers. Then the

Committee considered Mr. Sanger's personal performance against pre-established objectives in numerous areas, including Company financial performance, growth, innovation, productivity improvement, new ventures, organizational development, diversity, and customer and stockholder relations.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

The Internal Revenue Code requires that the Company meet specific criteria, including stockholder approval of certain stock and incentive plans, in order to deduct, for federal income tax purposes, compensation over $1 million paid to the five officers named in the Proxy Statement. The Company expects to meet the requirements of the Code and receive a deduction for all compensation paid to those executive officers in fiscal 2001.

CONCLUSION

The Committee is satisfied that the compensation and long-term incentive plans provided to the officers of the Company are structured and operated to create strong alignment with the long-term best interests of the Company and its stockholders.

SUBMITTED BY THE COMPENSATION
COMMITTEE:

     Livio D. DeSimone, Chair
     William T. Esrey
     Raymond V. Gilmartin
     Heidi G. Miller
     A. Michael Spence

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG-TERM COMPENSATION
                        ANNUAL COMPENSATION                                                  AWARDS
------------------------------------------------------------------                 -------------------------
                                                                                   RESTRICTED
                                                                    OTHER ANNUAL      STOCK                      ALL OTHER
       NAME AND PRINCIPAL                     SALARY      BONUS     COMPENSATION     AWARD(S)                  COMPENSATION
            POSITION                 YEAR      ($)         ($)           ($)         ($)(a)       OPTIONS(#)      ($)(b)
----------------------------------   ----    -------    ---------   ------------   ----------     ----------   ------------
S. W. SANGER                         2001    696,150    1,261,100     97,102(c)      472,906        785,811       104,519
 Chairman of the Board and           2000    696,150    1,264,600         --         316,138        735,958       104,659
 Chief Executive Officer             1999    687,863    1,052,400         --         263,104        499,676        61,386

R. G. VIAULT                         2001    550,000      701,300         --         262,962        263,121        66,603
 Vice Chairman                       2000    533,334      753,825         --              --(d)     239,000        61,088
                                     1999    500,000      603,800         --         150,988        207,212        41,477

S. R. DEMERITT                       2001    500,000      629,000         --         235,836        266,073        50,728
 Vice Chairman                       2000    459,569      646,500    342,124(e)      161,557        208,418       135,614
                                     1999    376,552      348,100         --          87,059        148,832       153,875

J. A. LAWRENCE                       2001    425,000      495,200         --         185,671        183,121        45,450
 Executive Vice President            2000    425,000      478,800         --         119,730        158,392        37,291
 and Chief Financial Officer         1999    247,917      276,700         --         767,667(f)     300,000        12,396

S. S. MARSHALL                       2001    320,000      315,500         --         118,259        115,067        31,413
 Senior Vice President, Corporate    2000    315,522      307,000         --         913,351(g)     107,304        33,934
 Affairs, General Counsel and        1999    282,009      273,300         --          68,266         78,200        28,379
 Secretary

-----------------------
(a) The amounts in this column reflect the value of the restricted stock or restricted stock units awarded annually under the Executive Incentive Plan ("EIP"), except as described in notes (f) and (g). Recipients must deposit with the Company one personally owned share of common stock for each share of restricted stock awarded. The restricted stock granted in 2001 vests in four years and the restricted stock granted in 1999 and 2000 vests 50% after three years and 50% after six years, in each case, provided the participant's shares remain on deposit until the end of the restricted period. Regular dividends are paid on the restricted stock. Restricted stock under the EIP vests in the event of a change in control. At the end of fiscal 2001, the number and value of the aggregate restricted stockholdings for the named officers were:

             S. W. Sanger           26,722 shares        $1,131,411
             R. G. Viault           11,208                  474,547
             S. R. Demeritt         11,548                  488,944
             J. A. Lawrence         24,724                1,046,813
             S. S. Marshall         27,872                1,180,101

(b) The amounts for all officers, other than Mr. Demeritt, represent the Company's matching contributions to retirement savings plans (tax-qualified and supplemental) and, for certain officers, the Company's matching allocations to the deferred compensation plan on behalf of the named officers. Amounts for Mr. Demeritt include $92,249 in 2000 and $117,243 in 1999 relating to his foreign assignment at Cereal Partners Worldwide.

(c) This amount represents perquisites used by Mr. Sanger, including $73,658 for the personal use of the Company aircraft.

(d) Because Mr. Viault's age exceeds 55, in lieu of his restricted stock award he may elect to receive an additional cash amount equal to 15% of his annual cash bonus. His additional cash amount is reflected in the Bonus column.

(e) This amount represents reimbursements made to Mr. Demeritt for incremental taxes resulting from his foreign assignment.

(f) This amount includes the value of a restricted stock grant made to Mr. Lawrence as a hiring bonus and to offset forfeitures or other losses incurred as a result of leaving his prior employer. Regular dividends are paid on shares of restricted stock.

(g) This amount includes the value of a special restricted stock grant made to Ms. Marshall. Regular dividends are paid on shares of restricted stock.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                    POTENTIAL REALIZABLE VALUE AT
                                                                                       ASSUMED ANNUAL RATES OF
                                                                                      STOCK PRICE APPRECIATION
                           INDIVIDUAL GRANTS(a)                                         FOR OPTION TERM($)(b)
------------------------------------------------------------------------    ------------------------------------------
                                    % OF TOTAL
                                     OPTIONS
                        OPTIONS     GRANTED TO    EXERCISE
                        GRANTED    EMPLOYEES IN     PRICE     EXPIRATION
       NAME               (#)      FISCAL YEAR    ($/SHARE)      DATE       0%($)(c)        5%($)             10%($)
------------------    ----------   ------------   ---------   ----------    --------     ----------         ----------
Sanger                525,000(d)      4.53%         40.47      1/18/2011        0        13,497,163         34,283,646
                      229,125(e)      1.98%         34.72       9/1/2010        0         5,053,673         12,836,502
                       31,686(f)      0.27%         38.19      7/26/2010        0           768,727          1,952,592

Viault                162,500(d)      1.40%         40.47      1/18/2011        0         4,177,741         10,611,605
                       96,125(e)      0.83%         34.72       9/1/2010        0         2,120,171          5,385,308
                       16,424(f)      0.14%         38.19      7/26/2010        0           398,459          1,012,099

Demeritt              162,500(d)      1.40%         40.47      1/18/2011        0         4,177,741         10,605,605
                       87,375(e)      0.75%         34.72       9/1/2010        0         1,927,178          4,895,098
                       16,198(f)      0.14%         38.19      7/26/2010        0           392,976            998,172

Lawrence              134,000(d)      1.16%         40.47      1/18/2011        0         3,445,029          8,750,493
                       37,125(e)      0.32%         34.72       9/1/2010        0           818,844          2,079,891
                       11,996(f)      0.10%         38.19      7/26/2010        0           291,032            739,232

Marshall               80,000(d)      0.69%         40.47      1/18/2011        0         2,056,734          5,224,175
                       27,375(e)       .24%         34.72       9/1/2010        0           603,794          1,533,657
                        7,692(f)      0.07%         38.19      7/26/2010        0           186,614            474,006

All Stockholders           NA           NA             NA             NA        0     6,898,927,001(g)  17,518,431,480(g)

All Optionees      11,600,186          100%         38.07(h)            (h)     0       280,545,134        712,594,277

As a % of All
 Stockholders'
 Potential Gain            NA           NA             NA             NA       NA               4.1%               4.1%

-----------------------
(a) All options are granted at the fair market value of the common stock on the grant date and generally expire 10 years and one month from the grant date. All options become fully exercisable for a period of one year after a change of control. Options include the right to pay the exercise price in cash or previously acquired common stock and the right to have shares withheld by the Company to pay withholding tax obligations due upon exercise.

(b) These assumed values result from using certain rates of stock price appreciation prescribed under Securities and Exchange Commission rules and are not intended to forecast possible future appreciation in the Company's common stock. The actual value of these option grants is dependent on future performance of the common stock and overall stock market conditions. There is no assurance that the values reflected in this table will be achieved.

(c) No gain to the optionees is possible without stock price appreciation, which will benefit all stockholders commensurately. Without stock price appreciation, there is no benefit to the optionee.

(d) This stock option grant under the 1998 Senior Management Stock Plan becomes exercisable on December 18, 2004.

(e) Options granted under the 1995 Salary Replacement Stock Option Plan are awarded in lieu of cash compensation to an executive. The option becomes exercisable over a four-year period, beginning on the grant date.

(f) To encourage retention of common stock, this deposit stock option grant under the 1998 Senior Management Stock Plan (which becomes exercisable four years from the grant date) requires the deposit of one share of owned common stock for every two option shares granted. The number of option shares granted is equal to the executive's prior year cash incentive payment divided by the stock price on June 1, 2000.

(g) For All Stockholders, the potential gain is calculated using an exercise price of $38.07, representing the weighted average exercise price for all options awarded in fiscal 2001, and the total amount of outstanding common stock on May 27, 2001. The potential gain is measured over an option term of 10 years and one month.

(h) Exercise price shown is a weighted average of all options awarded in fiscal 2001. Options expire on various dates through the year 2011.

       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                                  OPTION VALUES

                                                                                  VALUE OF UNEXERCISED
                                                  NUMBER OF UNEXERCISED               IN-THE-MONEY
              SHARES ACQUIRED      VALUE          OPTIONS AT 5/25/01(#)         OPTIONS AT 5/25/01($)(a)
                ON EXERCISE      REALIZED     ----------------------------    ----------------------------
NAME                (#)             ($)       EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----          ---------------    ---------    -----------    -------------    -----------    -------------
Sanger             43,152        1,943,156     1,762,757       2,703,220       27,969,183      17,064,942
Viault            133,500        1,940,089       264,285         903,716        2,693,839       5,883,966
Demeritt           27,503        2,055,025       363,241         766,736        5,177,206       4,754,148
Lawrence                0                0        18,025         623,488           65,483       3,534,522
Marshall                0                0       167,219         442,516        2,588,527       2,963,776

-----------------------
(a) Value of unexercised options equals the fair market value of the shares underlying in-the-money options at May 25, 2001 ($42.34), less the exercise price, multiplied by the number of in-the-money options outstanding.

                         DEFINED BENEFIT RETIREMENT PLAN

FINAL AVERAGE EARNINGS    10 YEARS OF    15 YEARS OF    20 YEARS OF    25 YEARS OF    30 OR MORE YEARS OF
     (AS DEFINED)           SERVICE        SERVICE        SERVICE        SERVICE           SERVICE*
---------------------------------------------------------------------------------------------------------
      $  300,000           $ 50,000       $ 75,000       $100,000       $125,000          $  150,000
         500,000             83,333        125,000        166,666        208,333             250,000
         600,000            100,000        150,000        200,000        250,000             300,000
         700,000            116,666        175,000        233,333        291,666             350,000
         800,000            133,333        200,000        266,666        333,333             400,000
         900,000            150,000        225,000        300,000        375,000             450,000
       1,000,000            166,666        250,000        333,333        416,666             500,000
       1,100,000            183,333        275,000        366,666        458,333             550,000
       1,200,000            200,000        300,000        400,000        500,000             600,000
       1,300,000            216,666        325,000        433,333        541,666             650,000
       1,400,000            233,333        350,000        466,666        583,333             700,000
       1,500,000            250,000        375,000        500,000        625,000             750,000
       1,600,000            266,666        400,000        533,333        666,666             800,000
       1,700,000            283,333        425,000        566,666        708,333             850,000
       1,800,000            300,000        450,000        600,000        750,000             900,000
       1,900,000            316,666        475,000        633,333        791,666             950,000
       2,000,000            333,333        500,000        666,666        833,333           1,000,000
       2,100,000            350,000        525,000        700,000        875,000           1,050,000

-----------------------
*No additional benefits accrue after 30 years of service.

The preceding table sets forth the pension benefits payable under the Company's tax-qualified Retirement Income Plan (the "RIP") and Supplemental Retirement Plan to the persons named in the Summary Compensation Table (see page 25), showing the estimated annual aggregate benefits payable at normal retirement (age 65) for various classifications of earnings and years of benefit service. Because federal law limits the benefits that may be paid from a tax-qualified retirement plan like the RIP, the Supplemental Retirement Plan provides for the payment of additional amounts to certain executive officers (including the officers named in the Summary Compensation Table) so that they will receive, in the aggregate, the benefits they would have been entitled to receive had federal law not imposed maximum limitations. This table is based on the maximum benefit under the RIP of 50 percent of Final Average Earnings for a participant with 30 years of benefit service, less 50 percent of the employee's projected Social Security benefit. Final Average Earnings is the average of the employee's five highest years' remuneration. Such remuneration generally equals the salary and bonus reported in the Summary Compensation Table plus the value of vested restricted stock and stock units granted under the EIP. The effects of integration with Social Security benefits have been excluded from the table, because the amount of the reduction in benefits due to integration varies depending on the participant's age at the time of retirement and changes in the Social Security laws.

The officers listed in the Summary Compensation Table are credited, respectively, with the following full years of benefit service under the RIP:
S. W. Sanger, 27 years; R. G. Viault, 5 years; S. R. Demeritt, 31 years; J.
A. Lawrence, 2 years; and S. S. Marshall, 6 years.

In addition, the Company has agreed to provide supplemental retirement benefits to R. G. Viault to compensate for the difference, if any, between the pension benefit he would have received from his previous employer's retirement plan and the benefit he receives from the combination of his previous employer's plan and the Company's plans.

                         CHANGE OF CONTROL ARRANGEMENTS

The Company has agreements with some of its executive officers providing for guaranteed severance payments equal to three times the annual compensation of the officer (salary plus cash incentive award) and continuation of health and similar benefits for a three-year period if the officer is terminated within two years after a change of control. These agreements also provide for a cash payment of the amount necessary to insure that the foregoing payments are not subject to reduction due to the imposition of excise taxes payable under Code
Section 4999 or any similar tax.

The Company has two nominally funded trusts to provide for payments under its nonqualified deferred compensation plans, including the directors' compensation plan, the EIP, the management continuity agreements and the Supplemental Savings and Retirement Plans. Full funding is required in the event of a change of control.

                                  OTHER MATTERS

            SECTION 16(a): BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based on a review of reports filed with the SEC by General Mills directors and executive officers regarding their ownership of and transactions in General Mills common stock, and written representations from those officers and directors, General Mills believes that each has filed timely and complete reports under Section 16(a) of the Securities Exchange Act of 1934.

                              COSTS OF SOLICITATION

The Company will pay for preparation, printing and mailing this Proxy Statement. We have engaged Georgeson Shareholder Communications Inc. to help us solicit proxies from stockholders for a fee of $10,500 plus their out-of-pocket expenses. Proxies may also be solicited personally or by telephone by regular employees of the Company without additional compensation as well as by employees of Georgeson. The Company will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs of sending the proxy materials to our beneficial owners.

                     DELIVERY AND VIEWING OF PROXY MATERIALS

DELIVERY OF PROXY MATERIALS. Securities and Exchange Commission rules now allow us to deliver a single copy of an annual report and proxy statement to any household at which two or more stockholders reside, if we believe the stockholders are members of the same family. This rule benefits both you and the Company. We believe it eliminates irritating duplicate mailings that stockholders living at the same address receive and it reduces our printing and mailing costs. This rule applies to any annual reports, proxy statements, proxy statements combined with a prospectus or information statements.

Your household may have received a single set of proxy materials this year. If you prefer to receive your own copy now or in future years, please request a duplicate set by writing to Wells Fargo Bank Minnesota, N.A. Shareowner Services, Attn: Admin/General Mills, P.O. Box 64854, St. Paul, MN 55164-0854. Each stockholder will continue to receive a separate proxy card or voting instruction card.

If a broker or other nominee holds your shares, you may continue to receive some duplicate mailings. Certain brokers will eliminate duplicate account mailings by allowing stockholders to consent to such elimination, or through implied consent if a stockholder does not request continuation of duplicate mailings. Since not all brokers and nominees may offer stockholders the opportunity this year to eliminate duplicate mailings, you may need to contact your broker or nominee directly to discontinue duplicate mailings from your broker to your household.

VIEWING OF PROXY MATERIALS VIA THE INTERNET. We are able to distribute the Annual Report and Proxy Statement to General Mills stockholders in a fast and efficient manner via the Internet. This reduces the amount of paper delivered to a stockholder's address and eliminates the cost of sending these documents by mail. Stockholders may elect to view all future annual reports and proxy statements on the Internet instead of receiving them by mail. If you choose to view these materials online, you will continue to receive a proxy card in the mail. You may make this election when voting your proxy this year: simply follow the instructions to vote via the Internet or go directly to http://www.econsent.com/gis/ to register your consent. Your election to view proxy materials online is perpetual unless you revoke it later. Future proxy cards will contain the Internet website address and instructions to view the materials. You will continue to have the option to vote your shares by telephone, mail or via the Internet.

                                  ANNUAL REPORT

The 2001 Annual Report to Stockholders, which includes the consolidated financial statements of the Company for the fiscal year ended May 27, 2001, was mailed on or about August 15, 2001, to all stockholders entitled to vote at the annual meeting. If you have not received the Annual Report, please call 1-800-245-5703, and a copy will be sent to you without charge. You may also request a free copy by writing to the Company Secretary, General Mills, Inc., P.O. Box 1113, Minneapolis, MN 55440.

                             YOUR VOTE IS IMPORTANT!

Please vote by phone, via the Internet or sign and promptly return your proxy card in the enclosed envelope.


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                                   APPENDIX A

                               GENERAL MILLS, INC.

                             AUDIT COMMITTEE CHARTER

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                               GENERAL MILLS, INC.

                             AUDIT COMMITTEE CHARTER

ORGANIZATION. The Audit Committee of General Mills, Inc. is a standing committee of the Board of Directors. The Committee shall consist of not less than five, nor more than seven members of the Board. The members shall be elected annually, with one member designated by the Board to be the Chair, and shall not be officers or employees of the Company or of any of its subsidiaries. Committee members will be independent of management and free from material business relationships that might interfere with the exercise of independent judgment as Committee members. They will satisfy such other requirements, including financial literacy, as may be specified by the rules of the New York Stock Exchange or regulatory authorities.

The Committee shall meet at least three times annually and may, in its discretion, delegate specific responsibilities to a subcommittee comprised of one or more members of the Committee.

STATEMENT OF POLICY. The Audit Committee will assist the Board of Directors in fulfilling its oversight responsibilities involving:

* The integrity of the Company's financial statements and financial reporting process.

* The independence of the Company's independent auditors and the performance of the independent audit.

*    The adequacy of the Company's accounting processes and financial controls.

* Compliance with applicable laws and the Company's policy on business ethics and conduct.

In so doing, it is the responsibility of the Committee to maintain free and open means of communication among the directors, the independent auditors, the internal auditors and the management of the Company. The Committee will report to the Board all significant issues discussed by the Committee and all recommendations that are to be acted upon by the full Board. The Committee shall have the resources and authority necessary to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants.

RESPONSIBILITIES. Specific responsibilities of the Audit Committee include:

1. To recommend to the Board the independent auditors for the annual audit of the Company, evaluate the performance of the independent auditors, and, if deemed appropriate, recommend that the Board replace the independent auditors. Because the independent auditors are ultimately accountable to the Board, the selection of the independent auditors shall be the responsibility of the Board, and shall be ratified by the stockholders at the annual meeting.

2. To review and approve the services to be provided by the independent auditors for the coming year, including the scope of the annual audit of the Company's financial statements, audit services for pension and benefit plans, and significant non-audit services, as well as the related fees for these services.

3. To meet separately with the independent auditors, with and without management present, to discuss the results of their audits and examinations, management's responses and other matters the Committee or the independent auditors wish to discuss, and to review with the independent auditors the matters required to be discussed under generally accepted auditing standards relating to the conduct of the audit.

4. To receive at least annually from the independent auditors a written statement delineating all relationships between the independent auditors and the Company, to discuss with the independent auditors any relationships or non-audit services that may impact their objectivity and independence, and, if necessary, to take or recommend that the Board take appropriate action to ensure the independence of the independent auditors.

5. To review with senior management, the internal auditors and the independent auditors, the adequacy and effectiveness of the Company's accounting and financial controls and processes to monitor and manage business and financial risk and legal and ethical compliance.

6. To review with management and the independent auditors significant changes proposed for the accounting policies of the Company, accounting, tax or financial reporting proposals that have or may have a material effect on the Company's financial situation and/or financial reports, and the reasonableness of significant assumptions, accounting judgments or estimates utilized by the Company in connection with its financial statements.

7. To review and discuss with management and the independent auditors the Company's audited financial statements, and to recommend to the Board that the audited financial statements be included in the Company's annual report on Form 10-K.

8. To review with management and the independent auditors the Company's quarterly financial statements and other matters required to be discussed with the Committee by the independent auditors under generally accepted auditing standards. The Chair of the Committee may represent the entire Committee for purposes of this review.

9. To approve any Committee report required to be included in the proxy statement for the Company's annual meeting of stockholders.

10. To review and approve the audit plan, budget and staffing of the Company's internal audit function for the coming year.

11. To review periodically the quality and depth of staffing in the Company's auditing, accounting, and financial departments.

12. To review and reassess the adequacy of this charter annually and to recommend any proposed changes to the Board for approval.


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                                   APPENDIX B

                               GENERAL MILLS, INC.

                           2001 COMPENSATION PLAN FOR

                             NON-EMPLOYEE DIRECTORS

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                               GENERAL MILLS, INC.

                2001 COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

1.   PURPOSE

     The purpose of the General Mills, Inc. 2001 Compensation Plan for Non-Employee Directors (the "Plan") is to provide a compensation program which will attract and retain qualified individuals not employed by General Mills, Inc. or its subsidiaries (the "Company") to serve on the Board of Directors of the Company (the "Board") and to further align the interests of non-employee directors with those of the stockholders by providing that a portion of compensation will be linked directly to increases in stockholder value.

2.   EFFECTIVE DATE, DURATION OF PLAN

     This Plan shall become effective as of September 24, 2001, subject to the approval of the Plan by the stockholders. The Plan will terminate on September 30, 2006 or such earlier date as determined by the Board or the Compensation Committee of the Board (the "Committee"); provided that no such termination shall affect rights earned or accrued under the Plan prior to the date of termination.

3.   PARTICIPATION

     Each member of the Board who is not an employee of the Company at the date compensation is earned or accrued shall be eligible to participate in the Plan unless prohibited from participating by the terms of their employment.

4.   COMMON STOCK SUBJECT TO THE PLAN

     (a) General. The common stock to be issued under this Plan is Company common stock ("Common Stock") ($.10 par value) to be made available from the authorized but unissued Common Stock, shares of Common Stock held in the treasury, or Common Stock purchased on the open market or otherwise. Subject to the provisions of the next succeeding paragraphs, the maximum aggregate number of shares authorized to be issued under the Plan shall be 700,000.

          If any Option (defined below) is exercised by tendering Common Stock, either actually or by attestation, to the Company as full or partial payment in connection with the exercise of an Option under the Plan, only the number of shares of Common Stock issued net of the Common Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares available for grants under the Plan. Upon forfeiture or termination of Stock Units prior to vesting, the shares of Common Stock subject thereto shall again be available for awards under the Plan.

     (b) Adjustments for Corporate Transactions. The Committee may determine that a corporate transaction has occurred affecting the Common Stock such that an adjustment or adjustments to outstanding awards is required to preserve, or prevent enlargement of, the benefits or potential benefits intended at the time of grant. For this purpose a corporate transaction includes, but is not limited to, any dividend or other distribution (whether in the form of cash, Common Stock, securities of a subsidiary of the Company, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction. In the event of such a corporate transaction, the Committee may, in such manner as the Committee deems equitable, adjust (i) the number and kind of shares which may be awarded under the Plan; (ii) the number and kind of shares subject to outstanding awards; and (iii) the exercise price of outstanding Options provided that the number of shares of Common Stock subject to any option denominated in Common Stock shall always be a whole number.

5.   ANNUAL RETAINER

     (a) General. Each non-employee director shall be entitled to receive an annual retainer as shall be determined from time to time by the Board. Each non-employee director of the Company shall elect by written notice to the Company on or before each annual stockholders' meeting how he or she shall participate in the compensation alternative provisions of the Plan. Any combination of the alternatives -- Cash, Deferred Cash and/or Common Stock -- may be elected, provided the aggregate of the alternatives elected equals one hundred percent of the non-employee director's compensation at the time of the election. The election shall remain in effect for a one-year period, which shall begin the day of the annual stockholders' meeting and terminate the day before the succeeding annual stockholders' meeting (hereinafter "Plan Year"). The Plan Year shall include four plan quarters (hereinafter "Plan Quarters"). Plan Quarters shall correspond to the Company's fiscal quarters. A director elected to the Board at a time other than the annual stockholders' meeting may elect, by written notice to the Company before such director's term begins, to participate in the compensation alternatives for the remainder of that Plan Year, and elections for succeeding years shall be on the same basis as other directors. Periodically, the Company shall supply to each participant an account statement of participation under the Plan.

     (b) Cash Alternative. Each non-employee director who elects to receive cash compensation under the Plan shall be paid all or the specified percentage of his or her compensation for the Plan Year in cash, and such cash payment shall be made as of the end of each Plan Quarter. If a participant dies during a Plan Year, the balance of the amount due to the date of the participant's death shall be payable in full to such participant's designated beneficiary, or, if none, the estate as soon as practicable following the date of death.

     (c)  Deferred Cash Alternative.

           (i) Each non-employee director may elect to have all or a specified percentage of his or her compensation for the Plan Year deferred until the participant ceases to be a director.

          (ii) For each director who has made this deferred cash election, the Company shall establish a deferred compensation account and shall credit such account for the compensation due. Interest shall be credited to each such account based on the rate earned by the fund or funds selected by the participant from among funds or portfolios established under the General Mills, Inc. Savings Plan or any other qualified benefit plan maintained by the Company which the Minor Amendment Committee, or its delegate, in its discretion, may from time to time establish.

         (iii) Distribution of the participant's deferred compensation account shall be at the time, and in the form of payment, elected by the participant at the time of deferral. The distribution date may be any date that is at least one year subsequent to the date of deferral of such compensation, but the distribution must be made or commenced by the later of (i) the date the participant attains age 70 and (ii) five years after the director's retirement from the Board.

               A participant may elect to have the deferred compensation account distributed in a single payment or in substantially equal annual installments for a period not to exceed ten (10) years, or in another form requested by the Participant, in writing, and approved by the Committee.

          (iv) In the event of the termination of a participant from Board service other than by retirement, the Committee may in its sole discretion require that distribution of all amounts allocated to a participant's deferred compensation account be accelerated and distributed as of the first business day of the calendar year next following termination.

           (v) The Company has established a Supplemental Benefits Trust with Wells Fargo Bank Minnesota, N.A. as Trustee to hold assets of the Company under certain circumstances as a reserve for the discharge of the Company's obligations as to deferred cash compensation under the Plan and certain other of deferred compensation plans of the Company. In the

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


               event of a Change in Control as defined in Section 11 below, the Company shall be obligated to immediately contribute such amounts to the Trust as may be necessary to fully fund all cash benefits payable under the Plan. Any participant of the Plan shall have the right to demand and secure specific performance of this provision. All assets held in the Trust remain subject only to the claims of the Company's general creditors whose claims against the Company are not satisfied because of the Company's bankruptcy or insolvency (as those terms are defined in the Trust Agreement). No participant has any preferred claim on, or beneficial ownership interest in, any assets of the Trust before the assets are paid to the participant and all rights created under the Trust, as under the Plan, are unsecured contractual claims of the participant against the Company.

     (d) GMI Common Stock Alternative. Each participant may elect to receive all or a specified percentage of his or her compensation in shares of Common Stock, which will be issued at the end of each Plan Quarter. The Company shall ensure that an adequate number of shares of Common Stock are available for distribution to those participants making this election. Only whole numbers of shares will be issued, with any fractional share amounts paid in cash. For purposes of computing the number of shares earned each Plan Quarter, the value of each share shall be equal to the mean of the high and low price of shares of Common Stock on the New York Stock Exchange on the third Business Day preceding the last day of each Plan Quarter. For the purposes of this Plan, "Business Day" shall mean a day on which the New York Stock Exchange is open for trading. If a participant dies during a Plan Year, the balance of the amount due to the date of the participant's death shall be payable in full to the participant's designated beneficiary, or, if none, to the participant's estate, in cash, as soon as practicable following the date of death.

6.   NON-QUALIFIED STOCK OPTIONS

     (a) Grant of Options. Each non-employee director on the effective date of the Plan (or, if first elected after the effective date of the Plan, on the date the non-employee director is first elected) shall be awarded an option (an "Option") to purchase 10,000 shares of Common Stock. As of the close of business on each successive annual stockholders' meeting date after the date of the original award, each non-employee director re-elected to the Board shall be granted an additional Option to purchase 10,000 shares of Common Stock. All Options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended.

     (b) Option Exercise Price. The per share price to be paid by the non-employee director at the time an Option is exercised shall be 100% of the Fair Market Value of the Common Stock on the date of grant. "Fair Market Value" shall equal the mean of the high and low price for the Common Stock on the New York Stock Exchange on the relevant date or, if the New York Stock Exchange is closed on that date, on the last preceding date on which the Exchange was open for trading.

     (c) Term of Option. Each Option shall expire ten (10) years from the date of grant.

     (d) Exercise and Vesting of Option. Each Option will vest on the date of the annual stockholders' meeting next following the date the Option is granted. If, for any reason, a non-employee director ceases to serve on the Board prior to the date an Option vests, such Option shall be forfeited and all further rights of the non-employee director to or with respect to such Option shall terminate. If a participant should die during his or her term of service on the Board, any vested Option may be exercised by the person designated in such participant's last will and testament or, in the absence of such designation, by the participant's estate and any unvested Options shall vest and become exercisable in a proportionate amount, based on the full months of service completed during the vesting period of the Option from the date of grant to the date of death.

     (e) Method of Exercise and Tax Obligations. A participant exercising an Option shall give notice to the Company of such exercise and of the number of shares elected to be purchased prior to 4:30 P.M. CST/CDT on the day of exercise, which must be a business day at the executive offices of the Company. The exercise price shall be paid to the Company at the time of such exercise, subject to any applicable rule or regulation adopted by the Committee:

           (i) in cash (including check, draft, money order or wire transfer made payable to the order of the Company);

          (ii) through the tender of shares of Common Stock owned by the participant (by either actual delivery or attestation); or

         (iii) by a combination of (i) and (ii) above.

          For determining the amount of the payment, Common Stock delivered pursuant to (ii) or (iii) shall have a value equal to the Fair Market Value of the Common Stock on the date of exercise. The Company may also require payment of the amount of any federal, state or local withholding tax attributable to the exercise of an Option or the delivery of shares of Common Stock.

     (f) Non-transferability. Except as provided by rule adopted by the Committee, an Option shall be non-assignable and non-transferable by a non-employee director other than by will or the laws of descent and distribution. A non-employee director shall forfeit any Option assigned or transferred, voluntarily or involuntarily, other than as permitted under this subsection.

7.   DEFERRAL OF STOCK OPTION GAINS

     Under the Plan, Participants may defer receipt of the net shares of Common Stock to be issued upon the stock-for-stock exercise of an Option issued hereunder, as well as dividend equivalents on the net shares.

     (a) Option Gain Deferral Election. A participant can elect to defer receipt of Net Shares (defined below) of Common Stock resulting from a stock-for-stock exercise of an exercisable Option issued to the participant by completing and submitting to the Company an irrevocable stock option deferral election at least six months in advance of exercising the Option (which exercise must be done on or prior to the expiration of the Option) and, on or prior to the exercise date, delivering personally-owned shares equal in value to the Option exercise price on the date of the exercise. "Net Shares" means the difference between the number of shares of Common Stock subject to the Option exercise and the number of shares of Common Stock delivered to satisfy the Option exercise price. A participant may not revoke an Option gain deferral election after it is received by the Company. A participant may choose to defer receipt of all or only a portion of the Net Shares to be received upon exercise of an Option. If only a portion of the Net Shares is deferred, the balance will be issued at the time of exercise.

     (b) Distribution of Deferred Common Stock. At the time of a participant's election to defer receipt of Common Stock issuable upon an Option exercise or upon the award of Stock Units, as provided in Section 8(a), a participant must also select a distribution date and a form of distribution. The distribution date may be any date that is at least one year subsequent to either the exercise date for the related Option or the date of grant in the case of Stock Units granted under Section 8(a) but the distribution must be made or commenced by the later of
          (i) the date the participant attains age 70 and (ii) five years after the date of the director's retirement from the Board.

          A participant may elect to have deferred Common Stock distributed in a single payment or in substantially equal annual installments for a period not to exceed ten (10) years, or in another form requested by the Participant, in writing, and approved by the Committee. In the absence of an election, Common Stock issued in respect of Stock Units shall be distributed in ten substantially equal annual installments beginning on January 1 of each year following the year in which the participant ceases to be a director. Common Stock issuable under a single Option grant or pursuant to a single grant under Section 8(a) shall have the same distribution date and form of distribution. Notwithstanding the above, the following provisions shall apply:

           (i) If an Option as to which a participant has made an Option gain deferral election terminates prior to the exercise date selected by the participant, or if the participant dies


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


               or fails to deliver personally-owned shares in payment of the exercise price, then the deferral election shall not become effective.

          (ii) In the event of the termination of a participant from Board service other than by retirement, the Committee may, in its sole discretion, require that distribution of all Stock Units allocated to a participant's Deferred Stock Unit Accounts (as defined in Section 7(c)(i) below) be accelerated and distributed as of the first business day of the calendar year next following the date of termination.

         (iii) At the time elected by the participant for distribution of Common Stock attributable to allocations under the participant's Deferred Stock Unit Accounts, the Company shall cause to be issued to the Participant, within three (3) days of the date of distribution, shares of Common Stock equal to the number of Stock Units credited to the Deferred Stock Unit Account and cash equal to any dividend equivalent amounts which had not been used to "purchase" additional Stock Units as provided below. Prior to distribution and pursuant to any rules the Committee may adopt, a Participant may authorize the Company to withhold a portion of the shares of Common Stock to be distributed for the payment of all federal, state, local and foreign withholding taxes required to be collected in respect of the distribution.

     (c)  Deferred Stock Unit Accounts and Dividend Equivalents.

           (i) A deferred stock unit account ("Deferred Stock Unit Account") will be established for each Option grant covered by a participant election to defer the receipt of Common Stock under
               Section 7(a) above and, for each Net Share deferred, a Stock Unit will be credited to the Deferred Stock Unit Account as of the date of the Option exercise. A Deferred Stock Unit Account will also be established each time a participant receives Stock Units pursuant to Section 8(a) hereof. Participants may make an election to receive dividend equivalents on Stock Units in cash or reinvest such amount, and any change to such election shall become effective six months after the date of the change. If the amounts are reinvested, on each dividend payment date for the Company's Common Stock, the Company will credit each Deferred Stock Unit Account with an amount equal to the dividends paid by the Company on the number of shares of Common Stock equal to the number of Stock Units in the Deferred Stock Unit Account. Dividend equivalent amounts credited to each Deferred Stock Unit Account shall be used to "purchase" additional Stock Units for the Deferred Stock Unit Account at a price equal to the mean of the high and low price of the Common Stock on the New York Stock Exchange on the dividend date. The Committee may, in its sole discretion, direct either that all dividend equivalent amounts be paid currently or all such amounts be reinvested if, for any reason, such Committee believes it is in the best interest of the Company to do so. If the participant fails to make an election, the dividend equivalent amounts shall be reinvested. Periodically, each participant will receive a statement of the number of Stock Units in his or her Deferred Stock Unit Account(s).

          (ii) Participants who elect under the Plan to defer the receipt of Common Stock issuable upon the exercise of Options or elect to receive Stock Units under Section 8(a) below will have no rights as stockholders of the Company with respect to allocations made to their Deferred Stock Unit Account(s), except the right to receive dividend equivalent allocations under Section 7(c)(i) above. Stock Units may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed.

8.   STOCK UNITS

     (a) Awards. On the effective date of the Plan (or, if a non-employee director is first elected after the effective date of the Plan, on the date the non-employee director is first elected) and at the close of business on each successive annual stockholders' meeting date, each non-employee director shall be awarded the right to receive one thousand (1,000) shares of Common Stock on a deferred basis ("Stock Units"), subject to vesting as provided in Section 8(b). Only non-employee directors re-elected to the Board shall be entitled to a grant under this Section

          8(a) of Stock Units awarded at the close of business on an annual meeting date after the date of the original grant to the non-employee director.

     (b) Vesting of and Restrictions on Stock Units. A participant's interest in the Stock Units shall vest on the date of the annual stockholders' meeting next following the date of the award of the Stock Units (the "Restricted Period"). If, for any reason, a non-employee director ceases to serve on the Board prior to the date the non-employee director's interest in a grant of Stock Units vests, such Stock Units shall be forfeited and all further rights of the non-employee director to or with respect to such Stock Units shall terminate. A participant who dies prior to the vesting of Stock Units shall vest in a proportionate number of shares of Stock Units, based on the full months of service completed during the vesting period of the Stock Units from the date of grant to the date of death. Stock Units may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed until such time as share certificates for Common Stock are issued to the participants.

     (c) Distribution of Stock Units. Each participant receiving an award of Stock Units under Section 8(a) above must select a date of distribution and form of distribution as provided under Section 7(b) above. The participant may also elect to have dividend equivalents payable on Stock Units paid currently or reinvested in Stock Units as provided under Section 7(c)(i).

     (d) Other Terms and Conditions. The Company may require payment of the amount of any federal, state or local withholding tax attributable to the constructive or actual delivery of shares of Common Stock pursuant to the terms of this Agreement.

9.   GENERAL PROVISIONS FOR DEFERRED CASH, OPTION GAINS AND STOCK UNITS

     The following provisions shall apply to the deferral of cash compensation described in Section 5(c) hereof, the deferral of receipt of Common Stock issued upon exercise of Options described in Section 7 hereof and the treatment of Stock Units granted under Section 8 hereof.

     (a) A participant may, at any time prior or subsequent to the commencement of benefit payments or distribution of Common Stock in respect of Stock Units under this Plan, elect in writing to have his or her form of distribution under this Plan changed to an immediate single distribution which shall be made within one (1) business day of receipt by the Company of such request in the case of deferred cash and three (3) business days in the case of Common Stock; provided that the cash amount or number of shares of Common Stock subject to such single distribution shall be reduced by an amount or number of shares of Common Stock equal to the product of (X), the rate set forth in Statistical Release H.15 (519), or any successor publication, as published by the Board of Governors of the Federal Reserve System for one-year U.S. Treasury notes under the heading "Treasury Constant Maturities" for the first day of the calendar month in which the request for a single sum distribution is received by the Company and
          (Y) either (i) as to a cash distribution, the total single sum distribution otherwise payable (based on the value of the account as of the first day of the month in which the single sum amount is paid, adjusted by a pro-rata portion of the specified rate of return for the prior month in which the single sum is paid, determined by multiplying the actual rate of return for such prior month by a fraction, the numerator of which is the number of days in the month in which the request is received prior to the date of payment, and the denominator of which is the number of days in the month), or (ii) as to a distribution of Common Stock in respect of Stock Units, the number of Stock Units held on behalf of the participant multiplied by the mean of the high and low price of shares of Common Stock on the New York Stock Exchange on the date of the request or, if the date of the request is not a Business Day, on the Business Day preceding the date of the request.

     (b) In the event of a severe financial hardship occasioned by an emergency, including, but not limited to, illness, disability or personal injury sustained by the participant or a member of the participant's immediate family, a participant may apply to receive a distribution, including a distribution of Common Stock in respect of Stock Units, earlier than initially elected. The Committee may, in its sole discretion, either approve or deny the request. The determination made by the Committee will be final and binding on all parties. If the request is granted, the


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


          distributions will be accelerated only to the extent reasonably necessary to alleviate the financial hardship.

     (c) If the death of a participant occurs before a full distribution of deferred cash amounts or Common Stock in respect of Stock Units is made, a single distribution shall be made to the beneficiary designated by the participant to receive such amounts. This distribution shall be made as soon as practical following notification that death has occurred. In the absence of any such designation, the distribution shall be made to the personal representative, executor or administrator of the participant's estate.

     (d) As to all previous and future Plan years, and subject to the last sentence of the first paragraph of Section 7(b) hereof, a participant who is not within twelve (12) months of the date that such deferred amount, deferred Common Stock or the first installment thereof would be distributed under this Plan, shall be permitted to make no more than two amendments to the initial election to defer distributions such that his or her distribution date is either in the same calendar year as the date of the distribution which would have been made in the absence of such election amendment(s) or is at least one year after the date of the distribution which would have been made in the absence of such election amendment(s). A participant satisfying the conditions set forth in the preceding sentence may also amend such election so that his or her form of distribution is changed to substantially equal annual installments for a period not to exceed ten (10) years or is changed to a single distribution.

     (e) Notwithstanding any other provision of this Plan to the contrary, the Committee, by majority approval, may, in its sole discretion, direct that distributions be made before such distributions are otherwise due if, for any reason (including, but not limited to, a change in the tax or revenue laws of the United States of America, a published ruling or similar announcement issued by the Internal Revenue Service, a regulation issued by the Secretary of the Treasury or his or her delegate, or a decision by a court of competent jurisdiction involving a participant or beneficiary), it believes that a participant or beneficiary has recognized or will recognize income for federal income tax purposes with respect to distributions that are or will be payable to such participants under the Plan before they are paid to him. In making this determination, the Committee shall take into account the hardship that would be imposed on the participant or beneficiary by the payment of federal income taxes under such circumstances.

10.  CHANGE OF CONTROL

     Options granted under the Plan will become immediately exercisable, and Common Stock and dividend equivalents to be issued in respect of Stock Units will be immediately distributed upon the occurrence of a "Change of Control" as defined in Section 11.

11.  ADMINISTRATION

     The Plan shall be administered by the Committee. The Committee shall have full power to interpret the Plan, formulate additional details and regulations for carrying out the Plan and amend or modify the Plan as from time to time it deems proper and in the best interests of the Company, including amending the Plan to increase or decrease the size of annual Option or Stock Unit grants made to non-employee directors, provided that after a "Change of Control" no amendment, modification of or action to terminate the Plan may be made which would affect compensation earned or accrued prior to such amendment, modification or termination without the written consent of a majority of participants determined as of the day before a "Change of Control." Any decision or interpretation adopted by the Committee shall be final and conclusive. A "Change of Control" means:

     (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934
          Act) of voting securities of the Company where such acquisition causes such Person to own 20% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company

          Voting Securities"); provided, however, that for purposes of this subsection (1), the following acquisitions shall not be deemed to result in a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (iv) any acquisition by any corporation pursuant to a transaction that complies with clauses (i), (ii) and (iii) of subsection (3) below; and provided, further, that if any Person's beneficial ownership of the Outstanding Company Voting Securities reaches or exceeds 20% as a result of a transaction described in clause (i) or (ii) above, and such Person subsequently acquires beneficial ownership of additional voting securities of the Company, such subsequent acquisition shall be treated as an acquisition that causes such Person to own 20% or more of the Outstanding Company Voting Securities; or

     (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

     (c) The approval by the shareholders of the Company of a reorganization, merger, consolidation, sale or other disposition of all or substantially all of the assets of the Company ("Business Combination") or, if consummation of such Business Combination is subject, at the time of such approval by shareholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation); excluding, however, such a Business Combination pursuant to which (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business combination of the Outstanding Company Voting Securities,
          (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

     (d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

12.  GOVERNING LAW

     The validity, construction and effect of the Plan and any such actions taken under or relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable Federal law.

13.  NOTICES

     Unless otherwise notified, all notices under this Plan shall be sent in writing to the Company, attention Corporate Compensation, P.O. Box 1113, Minneapolis, Minnesota 55440. All correspondence to the participants shall be sent to the address which is their recorded address as listed on the election forms.

                 NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS
                                      AND
                                PROXY STATEMENT






                              GENERAL MILLS, INC.

                                     [LOGO]
                               GENERAL MILLS, INC.

                         ANNUAL MEETING OF STOCKHOLDERS

                           MONDAY, SEPTEMBER 24, 2001
                       11:00 a.m. (CENTRAL DAYLIGHT TIME)

                         THE CHILDREN'S THEATRE COMPANY
                             2400 THIRD AVENUE SOUTH
                                 MINNEAPOLIS, MN





--------------------------------------------------------------------------------

[LOGO]                         GENERAL MILLS, INC.                    PROXY 2001


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

I appoint Stephen W. Sanger, Stephen R. Demeritt and Raymond G. Viault, together and separately, as proxies to vote all shares of common stock that I have power to vote at the annual meeting of stockholders to be held on September 24, 2001 at Minneapolis, Minnesota, and at any adjournment thereof, in accordance with the instructions on the reverse side of this card and with the same effect as though I were present in person and voting such shares. The proxies are authorized in their discretion to vote upon such other business as may properly come before the meeting and they may name others to take their place.





            (CONTINUED, AND TO BE SIGNED AND DATED ON REVERSE SIDE)

                                                          ----------------------
                                                           COMPANY #
                                                           CONTROL #
                                                          ----------------------

                    THERE ARE THREE WAYS TO VOTE YOUR PROXY

                                 VOTE BY PHONE
                           (FROM THE U.S. AND CANADA)
                                 1-800-240-6326

Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week. Have your proxy card in hand when you call. You will be prompted to enter your 3-digit company number and a 7-digit control number, which are located above, and then follow the simple instructions.

                               VOTE VIA INTERNET
                           http://www.eproxy.com/gis/

Use the Internet to vote your proxy 24 hours a day, 7 days a week. Have your proxy card in hand when you access the web site. You will be prompted to enter your 3-digit company number and a 7-digit control number, which are located above, to create an electronic ballot.

                                  VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned the proxy card. The deadline for telephone or Internet voting is noon EDT, Sunday, September 23, 2001.

      IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD
--------------------------------------------------------------------------------

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2 AND 3.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES FOR
        DIRECTOR

1.  ELECTION OF     01 Stephen R. Demeritt    02 Livio D. DeSimone       [ ] FOR all listed     [ ] WITHHOLD
    DIRECTORS:      03 William T. Esrey       04 Raymond V. Gilmartin        nominees               AUTHORITY
                    05 Judith R. Hope         06 Robert L. Johnson           (except as             to vote for all listed
                    07 Heidi G. Miller        08 Stephen W. Sanger           marked below)          nominees
                    09 A. Michael Spence      10 Dorothy A. Terrell
                    11 Raymond G. Viault



                                                       PLEASE FOLD HERE
----------------------------------------------------------------------------------------------------------------------------

                                                                               ____________________________________________
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S),   |                                            |
WRITE THE NUMBER(S) OF THAT INDIVIDUAL(S) IN THE BOX PROVIDED TO THE RIGHT.)  |____________________________________________|

2.  APPROVAL OF APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS.               [ ] For     [ ] Against     [ ] Abstain

3.  APPROVAL OF GENERAL MILLS, INC. 2001 COMPENSATION PLAN FOR
    NON-EMPLOYEE DIRECTORS.                                                    [ ] For     [ ] Against     [ ] Abstain

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" ITEM 4.

4.  STOCKHOLDER PROPOSAL CONCERNING GENETICALLY ENGINEERED FOOD PRODUCTS.      [ ] For     [ ] Against     [ ] Abstain

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED "FOR" ITEMS 1, 2 AND 3 AND "AGAINST" ITEM 4.

----------------------------------------------------------------------------------------------------------------------------
SIGN-UP TODAY TO VIEW FUTURE PROXY STATEMENTS AND ANNUAL REPORTS VIA THE INTERNET, INSTEAD OF RECEIVING THEM BY MAIL.
TO REGISTER, FOLLOW INSTRUCTIONS FOR INTERNET VOTING OR REGISTER YOUR CONSENT DIRECTLY BY GOING TO
http://www.econsent.com/gis/.
----------------------------------------------------------------------------------------------------------------------------

Address Change? Mark Box  [ ]  Indicate changes below:                            Dated ____________________________________

                                                                               ____________________________________________
                                                                              |                                            |
                                                                              |                                            |
                                                                              |____________________________________________|

                                                                              Signature(s) of Stockholder(s) in Box

                                                                              PLEASE SIGN exactly as name appears at left.
                                                                              Joint owners should each sign. Executors,
                                                                              administrators, trustees, etc. should so
                                                                              indicate when signing. If signer is a
                                                                              corporation, please sign full name by duly
                                                                              authorized officer.

[LOGO]                         GENERAL MILLS, INC.                    PROXY 2001

                         ANNUAL MEETING OF STOCKHOLDERS

                           MONDAY, SEPTEMBER 24, 2001
                       11:00 A.M. (CENTRAL DAYLIGHT TIME)

                         THE CHILDREN'S THEATRE COMPANY
                            2400 THIRD AVENUE SOUTH
                                MINNEAPOLIS, MN


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


I appoint Stephen W. Sanger, Stephen R. Demeritt and Raymond G. Viault, together and separately, as proxies to vote all shares of common stock that I have power to vote at the annual meeting of stockholders to be held on September 24, 2001 at Minneapolis, Minnesota, and at any adjournment thereof, in accordance with the instructions on the reverse side of this card and with the same effect as though I were present in person and voting such shares. The proxies are authorized in their discretion to vote upon such other business as may properly come before the meeting and they may name others to take their place.





            (CONTINUED, AND TO BE SIGNED AND DATED ON REVERSE SIDE)

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2 AND 3.

1.  ELECTION OF     01 Stephen R. Demeritt    02 Livio D. DeSimone       [ ] FOR all listed     [ ] WITHHOLD
    DIRECTORS:      03 William T. Esrey       04 Raymond V. Gilmartin        nominees               AUTHORITY
                    05 Judith R. Hope         06 Robert L. Johnson           (except as             to vote for all listed
                    07 Heidi G. Miller        08 Stephen W. Sanger           marked below)          nominees
                    09 A. Michael Spence      10 Dorothy A. Terrell
                    11 Raymond G. Viault

                                                                               ____________________________________________
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S),   |                                            |
WRITE THE NUMBER(S) OF THAT INDIVIDUAL(S) IN THE BOX PROVIDED TO THE RIGHT.)  |____________________________________________|

2.  APPROVAL OF APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS.               [ ] For     [ ] Against     [ ] Abstain

3.  APPROVAL OF GENERAL MILLS, INC. 2001 COMPENSATION PLAN FOR
    NON-EMPLOYEE DIRECTORS.                                                    [ ] For     [ ] Against     [ ] Abstain

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" ITEM 4.

4.  STOCKHOLDER PROPOSAL CONCERNING GENETICALLY ENGINEERED FOOD PRODUCTS.      [ ] For     [ ] Against     [ ] Abstain

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED "FOR" ITEMS 1, 2 AND 3 AND "AGAINST" ITEM 4.


                                                                              Dated ________________________________________

                                                                              ______________________________________________

                                                                              ______________________________________________
                                                                              Signature(s) of Stockholder(s)

                                                                              PLEASE SIGN exactly as name appears at left.
                                                                              Joint owners should each sign. Executors,
                                                                              administrators, trustees, etc. should so
                                                                              indicate when signing. If signer is a
                                                                              corporation, please sign full name by duly
                                                                              authorized officer.

[LOGO]                         GENERAL MILLS, INC.
                  NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS
                           MONDAY, SEPTEMBER 24, 2001


August 15, 2001

Dear Stockholder:

The Annual Meeting of Stockholders of General Mills, Inc. will be held on Monday, September 24, 2001, at 11:00 a.m., Central Daylight Time, in the auditorium of the Children's Theatre Company, 2400 Third Avenue South, Minneapolis, Minnesota for the following purposes:

     1)   To elect 11 directors;
     2)   To approve KPMG LLP as independent auditors for fiscal year 2002;
     3) To adopt the General Mills, Inc. 2001 Compensation Plan for Non-Employee Directors;
     4) To act on a stockholder proposal concerning genetically engineered food products, if presented; and
     5)   To act on any other proper business of the meeting.

RECORD DATE
July 26, 2001 has been fixed as the record date for determining stockholders who are entitled to vote at the annual meeting. If you held General Mills common stock on that date, or held shares of Ralcorp Holdings, Inc. common stock that can be exchanged for General Mills stock as a result of the Company's 1997 acquisition of the Ralcorp branded cereal and snack businesses, you can vote at the annual meeting.

DUPLICATE MAILINGS OF PROXY MATERIALS
Many stockholders have asked us to help eliminate the amount of duplicate materials being delivered to their household. In May 2001, we sent a letter to you asking whether you wanted to continue receiving more than one set of proxy materials at your address. Since you did not object to receiving a single copy of our Annual Report and Proxy Statement, only one copy of these materials has been mailed to your address. Each General Mills stockholder residing at your address, however, will receive a separate proxy card in its own envelope. Stockholders who instructed us to continue sending a duplicate set of the Annual Report and Proxy Statement have been mailed a complete set of materials.

Enclosed is a proxy card and voting instructions. Please review the Annual Report and Proxy Statement that have been mailed to your household before voting on the proposals set forth on the proxy card. You may vote by mail, telephone or via the Internet as instructed on the card. Please contact Wells Fargo Shareowner Services at 1-800-689-8788 or 651-450-4104 if you have not received all the proxy cards for your household by September 3, 2001. If you would like to receive a duplicate set of proxy materials, you may contact Wells Fargo Shareowner Services directly.

Sincerely,

/s/ Siri S. Marshall

Siri S. Marshall, Secretary


--------------------------------------------------------------------------------
PLEASE NOTE THAT ONLY ONE COPY OF OUR ANNUAL REPORT AND PROXY STATEMENT HAS BEEN MAILED, IN A SEPARATE ENVELOPE, TO YOUR HOUSEHOLD.
--------------------------------------------------------------------------------

[LOGO]
GENERAL MILLS, INC.  *  EXECUTIVE OFFICES

                   Number One General Mills Boulevard  *  Minneapolis, Minnesota

                                                              KATHLEEN M. CURRAN
                                                              Manager, Corporate
                                                              Secretary's Office
                                                       Telephone: (763) 764-5676
                                                       Facsimile: (763) 764-5011



August 15, 2001


Dear Stockholder:

     On January 31, 1997, General Mills purchased the branded cereal and snack food businesses of Ralcorp Holdings, Inc. and you, as a Ralcorp shareholder, became entitled to receive General Mills common stock in exchange for your Ralcorp stock.

     Our records show that you have not yet exchanged your Ralcorp shares (these are the green certificates) for General Mills shares. Until that exchange is made, we cannot pay General Mills dividends to you. Since the Ralcorp acquisition, we have paid $7.56 in dividends per General Mills share. Your dividends are being held for you and will be paid at the time you exchange your shares.

     We encourage you to exchange your Ralcorp shares. If no exchange is made, we are required by law to turn over the shares and accumulated dividends to the state of last known address as unclaimed property, based on each state's escheat schedule.

     If you have questions about how to exchange your shares or you have lost your letter of transmittal, please call Wells Fargo Shareowner Services (formerly Norwest) at 1-800-380-1372. We look forward to serving your needs as a General Mills stockholder.

Very truly yours,

/s/ Kathleen M. Curran

Kathleen M. Curran




          MAILING ADDRESS: P.O. BOX 1113, MINNEAPOLIS, MINNESOTA 55440

PROXY BY PHONE

                            2001 PHONE VOTING SCRIPT
                              PROPOSAL BY PROPOSAL

SPEECH 1 Welcome. Please enter your three digit company number located in the box in the upper right hand corner of the proxy card.

                            IF NOT ENTERING AFTER ONE OR TWO PROMPTS,
                            Please enter the three digit company number now.

                            IF NOT ENTERING AFTER THREE PROMPTS,
                            I'm sorry. You are experiencing problems. Please
                            call again later or sign your proxy card and return
                            it in the postage-paid envelope.
--------------------------------------------------------------------------------
SPEECH 2                    Please enter your seven digit NUMERIC Control Number
                            that is located in the box, directly under your
                            company number.
--------------------------------------------------------------------------------
SPEECH 2A                   IF INCORRECT CONTROL NUMBER HAS BEEN ENTERED,

                            I'm sorry. That was an incorrect control number. Please reenter the seven digit numeric control number now.

                            IF INCORRECTLY ENTERED THREE TIMES,
                            I'm sorry. The control numbers you entered were invalid. Please call again later or sign your proxy card and return it in the postage-paid envelope.

                            IF NOT ENTERING AFTER ONE OR TWO PROMPTS,
                            Please enter your seven digit control number now.

                            IF NOT ENTERING AFTER THREE PROMPTS,
                            I'm sorry. You are experiencing problems. Please call again later or sign your proxy card and return it in the postage-paid envelope.

                            WHEN CORRECTLY ENTERED, SYSTEM GOES TO SPEECH 3.
--------------------------------------------------------------------------------
SPEECH 3 To vote as the General Mills, Inc. Board recommends on ALL proposals - Press 1 now. To vote on each proposal separately, Press 0 now.

                            IF 1 IS PRESSED, SYSTEM GOES TO CLOSING A. IF 0 IS
                            PRESSED, SYSTEM GOES TO SPEECH 4.
--------------------------------------------------------------------------------
SPEECH 4                    Proposal 1:

                            To vote for ALL Nominees, Press 1; to Withhold from all Nominees, Press 9; To withhold from an individual nominee, Press 0. Make your selection now.

                            IF 1 IS PRESSED, SYSTEM GOES TO SPEECH 6. IF 9 IS PRESSED, SYSTEM GOES TO SPEECH 6. IF 0 IS PRESSED, SYSTEM GOES TO SPEECH 5.
--------------------------------------------------------------------------------
SPEECH 5 Enter the two digit number that appears next to the nominee you DO NOT wish to vote for. Make your selection now.

                            Press 1 to withhold from another Nominee or Press 0 if you have completed voting on Directors.

                            SUBSET:  IF 1 - REPEAT SUBSET - "ENTER THE TWO....."
                                     IF 0 - GO TO PROPOSAL 2, SPEECH 6.
--------------------------------------------------------------------------------
SPEECH 6                    Proposal 2:
                            To vote FOR, Press 1; AGAINST, Press 9; Abstain,
                            Press 0. IF 1, 9 OR 0 PRESSED, GO TO SPEECH 7.
--------------------------------------------------------------------------------
SPEECH 7                    Proposal 3:
                            To vote FOR, Press 1; AGAINST, Press 9; Abstain,
                            Press 0. IF 1,9 OR 0 PRESSED, GO TO SPEECH 8.
--------------------------------------------------------------------------------
SPEECH 8                    Proposal 4:
                            To vote FOR, Press 1, AGAINST, Press 9, Abstain,
                            Press 0. AFTER COMPLETION - GO TO CLOSING B
--------------------------------------------------------------------------------
CLOSING A                   You have voted as the Board recommended. If this is
                            correct, Press 1; if incorrect, Press 0.

                            IF 1 IS PRESSED, GO TO SPEECH 9. IF 0 IS PRESSED, GO
                            TO SPEECH 10.
--------------------------------------------------------------------------------
CLOSING B                   Your votes have been cast as follows:
                            Proposal 1 - For All - Withhold All -
                                For All Except___
                            Proposal 2 - For, Against, Abstain
                            Proposal 3 - For, Against, Abstain
                            Proposal 4 - For, Against, Abstain

                            If this is correct, Press 1; if incorrect, Press 0.

                            IF 1 IS PRESSED, GO TO SPEECH 10. IF 0 IS PRESSED,
                            GO TO SPEECH 9.
--------------------------------------------------------------------------------
SPEECH 9                    Your votes have been canceled.  Please call again,
                            or mark, sign, date and return your proxy card in
                            the envelope provided.  Good bye.
--------------------------------------------------------------------------------
SPEECH 10                   Thank you for voting.
--------------------------------------------------------------------------------

[LOGO] General Mills

WELCOME TO GENERAL MILLS, INC.'S ELECTRONIC VOTING.
Access to this site is secured.
You will need the 3 digit company number and the 7 digit control number from the top of the card you received by mail along with the Proxy Statement.

Please click on the proceed button below to continue to the secure voting site.

[Proceed]

[LOGO] General Mills

GENERAL MILLS, INC.'S ELECTRONIC VOTING

Please enter and submit the 3 digit company number and the 7 digit control number from the top of the card you received by mail along with the Proxy Statement.


Company number (3 digits):

/---------------------------------/

Control number (7 digits):

/---------------------------------/


[Submit]

------------------------------------------------------------------------
ADDITIONAL INFORMATION ABOUT GENERAL MILLS, INC. IS AVAILABLE AT OUR CORPORATE PAGE.

If you encounter difficulties in voting electronically, please complete the card you received with the Proxy Statement and mail it in the envelope provided to you.

[LOGO] General Mills

GENERAL MILLS, INC.'S ELECTRONIC VOTING

The control number or the company number that you entered was not recognized. Please use the Back button on your browser, enter the appropriate information and click on the Proceed button.

------------------------------------------------------------------------
ADDITIONAL INFORMATION ABOUT GENERAL MILLS, INC. IS AVAILABLE AT OUR CORPORATE PAGE.

If you encounter difficulties in voting electronically, please complete the card you received with the Proxy Statement and mail it in the envelope provided to you.

[LOGO] General Mills

GENERAL MILLS, INC.'S ELECTRONIC VOTING

Your identification number was recognized. Your name, address, and the number of shares you owned as of the record date on the records of Wells Fargo Shareowner Services, General Mills, Inc.'s transfer agent, appear below. If you own shares in street name or through a broker, they will not appear in this listing.



---------------------------- ---------------------------- -------------------
        Stockholder               Source of Shares         Number of Shares
---------------------------- ---------------------------- -------------------
Test Person                                        COM              144.235
Somewhere Nice
Anywhere, Anystate 11111                            RS           35,646.000

                                                   VIP            7,187.319
---------------------------- ---------------------------- -------------------


The following online proxy card allows you to electronically authorize the voting of these shares. Your vote will not be authorized until you have clicked the SUBMIT YOUR VOTE button. Voting is explained in the Proxy Statement which you received by mail.

                                    [Proceed]


------------------------------------------------------------------------
ADDITIONAL INFORMATION ABOUT GENERAL MILLS, INC. IS AVAILABLE AT OUR CORPORATE PAGE.

If you encounter difficulties in voting electronically, please complete the card you received with the Proxy Statement and mail it in the envelope provided to you.

[LOGO] General Mills

The following online proxy card allows you to electronically authorize the voting of your shares. Your vote will not be authorized until you have clicked the SUBMIT YOUR VOTE button. The items to be voted are explained in the Proxy Statement which you received by mail.

                               GENERAL MILLS, INC.

                         ANNUAL MEETING OF STOCKHOLDERS

                           Monday, September 24, 2001
                       11:00 a.m. (Central Daylight Time)

                         The Children's Theatre Company
                             2400 Third Avenue South
                                 Minneapolis, MN


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


I appoint Stephen W. Sanger, Stephen R. Demeritt and Raymond G. Viault, together and separately, as proxies to vote all shares of common stock that I have power to vote at the annual meeting of stockholders to be held on September 24, 2001 at Minneapolis, Minnesota, and at any adjournment thereof, in accordance with the instructions below and with the same effect as though I were present in person and voting such shares. The proxies are authorized in their discretion to vote upon such other business as may properly come before the meeting and they may name others to take their place.


If you click on the "Submit Your Vote" button without direction on any matter, the proxy will be voted "FOR" Items 1, 2 and 3 and "AGAINST" Item 4.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2 AND 3.
----------------------------------------------------------------
THE BOARD RECOMMENDS A VOTE "FOR" ALL NOMINEES FOR DIRECTOR.

1. Election of directors:

/ / FOR all nominees (except as noted below).
/ / WITHHOLD as to all nominees.

(INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), click on the box next to the nominee's name below.)



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/  / Stephen R. Demeritt
/  / Livio D. DeSimone
/  / William T. Esrey
/  / Raymond V. Gilmartin
/  / Judith R. Hope
/  / Robert L. Johnson
/  / Heidi G. Miller
/  / Stephen W. Sanger
/  / A. Michael Spence
/  / Dorothy A. Terrell
/  / Raymond G. Viault

THE BOARD RECOMMENDS A VOTE "FOR" PROPOSALS 2 AND 3.

2. Approval of appointment of KPMG LLP as independent auditors.

/  / FOR
/  / AGAINST
/  / ABSTAIN

3. Approval of General Mills, Inc. 2001 Compensation Plan for Non-Employee Directors.

/  / FOR
/  / AGAINST
/  / ABSTAIN

THE BOARD RECOMMENDS A VOTE "AGAINST" PROPOSAL 4.

4. Stockholder proposal concerning genetically engineered food products.

/  / FOR
/  / AGAINST
/  / ABSTAIN

This proxy will be voted as directed. If no direction is made, it will be voted "FOR" Items 1, 2 and 3 and "AGAINST" Item 4.
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If you are a joint owner of the shares being voted, by clicking the SUBMIT YOUR
VOTE button, you attest that all owners of such shares have consented to the authorization of this proxy.

If you are holding the shares being voted as an executor, administrator, trustee, guardian, or attorney-in-fact, or if you are an officer of a corporate stockholder, by clicking the SUBMIT YOUR VOTE button, you attest that you have the authority to authorize this proxy.

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To submit your vote, click the button below.
(YOUR VOTE WILL NOT BE COUNTED UNTIL THE SUBMIT YOUR VOTE BUTTON IS CLICKED.)


[SUBMIT YOUR VOTE]



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ADDITIONAL INFORMATION ABOUT GENERAL MILLS, INC. IS AVAILABLE AT OUR
CORPORATE PAGE.

If you encounter difficulties in voting electronically, please complete the card you received with the Proxy Statement and mail it in the envelope provided to you.

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[LOGO] General Mills

GENERAL MILLS, INC.'S ELECTRONIC PROXY

The submission of your electronic proxy is now complete, and is summarized below.

ON ITEM 1 "ELECTION OF DIRECTORS" YOUR VOTE WAS:

FOR all nominees.

ON ITEM 2 "APPROVAL OF APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS" YOUR VOTE WAS:

FOR.

ON ITEM 3 "APPROVAL OF GENERAL MILLS, INC. 2001 COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS." YOUR VOTE WAS:

FOR.

ON ITEM 4 "STOCKHOLDER PROPOSAL CONCERNING GENETICALLY ENGINEERED FOOD PRODUCTS" YOUR VOTE WAS:

AGAINST.

If this IS NOT how you intended to vote, please use the back function of your browser to return to the card and correct your vote.
If this IS how you intended to vote, your vote has been recorded and there is no need to return your paper proxy card.

[Explanation About Participation in Electronic Consent Process for Delivery of Future Proxy Materials Electronically and Link to Consent Web Site.]

Thank you for your attention.


Sincerely,

General Mills, Inc.


ADDITIONAL INFORMATION ABOUT GENERAL MILLS, INC. IS AVAILABLE AT OUR CORPORATE PAGE.

If you encounter difficulties in voting electronically, please complete the card you received with the Proxy Statement and mail it in the envelope provided to you.